EXHIBIT 99.1


Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


--------------------------------------------------------------------
Stats
--------------------------------------------------------------------
Count: 1370
Schedule Balance: $349,645,785.93
AverageSched Bal: $255,215.90
GrossWAC: 5.816
NetWAC: 5.527
OTERM: 360
RTERM: 358
ATERM: 348
AGE: 2
First CAP: 4.19
Periodic CAP: 1.24
MAXRATE: 11.63
MINRATE: 2.64
MTR: 36.11
MARGIN: 2.64
OLTV: 78.18
COLTV: 92.76
FICO: 703.427
--------------------------------------------------------------------


--------------------------------------------------------------------
Current Rate                                                 Percent
--------------------------------------------------------------------
3.501 - 4.000                                                   0.02
4.001 - 4.500                                                   1.25
4.501 - 5.000                                                   9.25
5.001 - 5.500                                                  21.35
5.501 - 6.000                                                  35.11
6.001 - 6.500                                                  23.92
6.501 - 7.000                                                   7.96
7.001 - 7.500                                                   1.12
7.501 - 8.000                                                   0.02
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Scheduled Balance                                            Percent
--------------------------------------------------------------------
0.01 - 50,000.00                                                0.12
50,000.01 - 100,000.00                                          2.75
100,000.01 - 150,000.00                                        10.94
150,000.01 - 200,000.00                                        11.55
200,000.01 - 250,000.00                                        10.15
250,000.01 - 275,000.00                                         5.41
275,000.01 - 350,000.00                                        14.52
350,000.01 - 400,000.00                                         9.78
400,000.01 - 450,000.00                                         8.69
450,000.01 - 500,000.00                                         7.13
500,000.01 - 550,000.00                                         3.75
550,000.01 - 600,000.00                                         4.28
600,000.01 - 750,000.00                                         6.37
750,000.01 - 850,000.00                                         1.35
850,000.01 - 950,000.00                                         0.76
950,000.01 - 1,000,000.00                                       1.43
1,000,000.01 - 1,250,000.00                                     0.64
1,250,000.01 - 1,500,000.00                                     0.39
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------

--------------------------------------------------------------------
Original Term                                                Percent
--------------------------------------------------------------------
360                                                           100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
RemTerm                                                      Percent
--------------------------------------------------------------------
350.000                                                         0.10
351.000                                                         0.30
352.000                                                         0.21
353.000                                                         0.68
354.000                                                         0.79
355.000                                                         1.19
356.000                                                         3.01
357.000                                                        13.60
358.000                                                        52.79
359.000                                                         3.70
360.000                                                        23.62
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Am WAM                                                       Percent
--------------------------------------------------------------------
0 - 59                                                         92.13
120 - 179                                                       0.10
180 - 239                                                       0.15
240 - 299                                                       0.28
300 - 359                                                       6.47
360 >=                                                          0.86
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Age                                                          Percent
--------------------------------------------------------------------
 0                                                             23.62
 1                                                              3.70
 2                                                             52.79
 3                                                             13.60
 4                                                              3.01
 5                                                              1.19
 6                                                              0.79
 7                                                              0.68
 8                                                              0.21
 9                                                              0.30
10                                                              0.10
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
States                                                       Percent
--------------------------------------------------------------------
CA                                                             37.10
FL                                                              7.56
AZ                                                              5.89
CO                                                              4.44
WA                                                              3.97
IL                                                              4.18
NV                                                              4.40
VA                                                              4.22
TX                                                              2.03
OR                                                              2.32
Other                                                          23.88
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  0.66
50.001 - 60.000                                                 1.06
60.001 - 70.000                                                 5.71
70.001 - 75.000                                                 7.49
75.001 - 80.000                                                85.07
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Combined LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  0.04
60.001 - 70.000                                                 0.12
70.001 - 75.000                                                 0.46
75.001 - 80.000                                                 1.82
80.001 - 85.000                                                 4.04
85.001 - 90.000                                                41.86
90.001 - 95.000                                                32.74
95.001 - 100.000                                               18.91
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
FICO                                                         Percent
--------------------------------------------------------------------
600.000 - 619.999                                               0.10
620.000 - 639.999                                               3.44
640.000 - 659.999                                              11.07
660.000 - 679.999                                              16.84
680.000 - 699.999                                              17.91
700.000 - 719.999                                              17.93
720.000 - 739.999                                              12.41
740.000 - 759.999                                               8.52
760.000 - 779.999                                               7.49
780.000 - 799.999                                               3.37
800.000 - 819.999                                               0.92
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
PMI                                                          Percent
--------------------------------------------------------------------
OLTV <= 80 - NO MI                                            100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Occupancy Code                                               Percent
--------------------------------------------------------------------
NON OWNER                                                      26.48
OWNER OCCUPIED                                                 70.93
SECOND HOME                                                     2.59
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Property Type                                                Percent
--------------------------------------------------------------------
2-4 FAMILY                                                     12.10
CONDO                                                          10.95
HI-RISE CONDO                                                   1.45
PUD                                                             5.80
PUD ATTACHED                                                    2.56
PUD DETACHED                                                   16.94
SINGLE FAMILY                                                   9.99
SINGLE FAMILY ATTACHED                                          1.53
SINGLE FAMILY DETACHED                                         38.64
TOWNHOUSE                                                       0.04
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Purpose                                                      Percent
--------------------------------------------------------------------
CASHOUT REFI                                                   10.42
PURCHASE                                                       69.99
RATE/TERM REFI                                                 19.59
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Documentation Type                                           Percent
--------------------------------------------------------------------
FULL/ALT                                                       40.38
NO DOC                                                          0.56
STATED                                                         59.06
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only                                                Percent
--------------------------------------------------------------------
N                                                               7.87
Y                                                              92.13
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only Term                                           Percent
--------------------------------------------------------------------
  0.000                                                         7.87
 36.000                                                        11.70
 60.000                                                         7.59
 84.000                                                         1.94
120.000                                                        70.91
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Silent                                                       Percent
--------------------------------------------------------------------
Y                                                             100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Prepay Flag                                                  Percent
--------------------------------------------------------------------
N                                                              61.40
Y                                                              38.60
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Prepay Term                                                  Percent
--------------------------------------------------------------------
 0.000                                                         61.40
12.000                                                          0.21
30.000                                                          0.09
36.000                                                         37.67
42.000                                                          0.53
60.000                                                          0.10
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
DTI                                                          Percent
--------------------------------------------------------------------
<= 0.000                                                        0.56
0.001 - 10.000                                                  0.36
10.001 - 20.000                                                 2.49
20.001 - 30.000                                                14.68
30.001 - 40.000                                                59.34
40.001 - 50.000                                                21.73
50.001 - 60.000                                                 0.72
60.001 - 70.000                                                 0.12
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Conforming                                                   Percent
--------------------------------------------------------------------
CONFORMING                                                     61.55
NON CONFORMING                                                 38.45
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Arm Index                                                    Percent
--------------------------------------------------------------------
1 YEAR LIBOR                                                   45.36
1 YEAR TREASURY                                                 7.32
6 MONTH LIBOR                                                  47.32
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Margins                                                      Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   6.53
2.001 - 2.500                                                  16.82
2.501 - 3.000                                                  76.65
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
First Adjustment Cap                                         Percent
--------------------------------------------------------------------
1.000                                                           6.53
2.000                                                          13.45
3.000                                                           7.38
5.000                                                          72.64
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Periodic Cap                                                 Percent
--------------------------------------------------------------------
1.000                                                          75.67
2.000                                                          24.33
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Max Rate                                                     Percent
--------------------------------------------------------------------
9.501 - 10.000                                                  1.31
10.001 - 10.500                                                 2.78
10.501 - 11.000                                                17.74
11.001 - 11.500                                                21.89
11.501 - 12.000                                                31.42
12.001 - 12.500                                                19.22
12.501 - 13.000                                                 5.11
13.001 - 13.500                                                 0.54
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Floor Rate                                                   Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   6.53
2.001 - 2.500                                                  16.65
2.501 - 3.000                                                  76.83
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Number of Units                                              Percent
--------------------------------------------------------------------
1                                                              87.71
2                                                               5.65
3                                                               3.42
4                                                               3.22
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Product Type                                                 Percent
--------------------------------------------------------------------
1 YEAR ARM                                                      7.60
10 YEAR ARM                                                     0.35
3 YEAR ARM                                                     65.62
5 YEAR ARM                                                     17.32
6 MONTH ARM                                                     6.53
7 YEAR ARM                                                      2.58
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 25, 2005 15:22                  Page 1  of  2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


--------------------------------------------------------------------
Employment Flag                                              Percent
--------------------------------------------------------------------
N                                                              68.90
Y                                                              31.10
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Originator                                                   Percent
--------------------------------------------------------------------
COUNTRYWIDE                                                     9.22
GREENPOINT                                                     78.95
INDYMAC                                                        11.83
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 25, 2005 15:22                  Page 2  of  2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


--------------------------------------------------------------------
Stats
--------------------------------------------------------------------
Count: 1347
Schedule Balance: $359,991,377.10
AverageSched Bal: $267,254.18
GrossWAC: 5.876
NetWAC: 5.601
OTERM: 360
RTERM: 358
ATERM: 341
AGE: 2
First CAP: 4.53
Periodic CAP: 1.11
MAXRATE: 11.68
MINRATE: 2.68
MTR: 36.20
MARGIN: 2.68
OLTV: 77.79
COLTV: 85.99
FICO: 703.406
--------------------------------------------------------------------


--------------------------------------------------------------------
Current Rate                                                 Percent
--------------------------------------------------------------------
4.001 - 4.500                                                   1.24
4.501 - 5.000                                                   6.77
5.001 - 5.500                                                  19.73
5.501 - 6.000                                                  35.85
6.001 - 6.500                                                  26.01
6.501 - 7.000                                                   8.59
7.001 - 7.500                                                   1.64
7.501 - 8.000                                                   0.05
8.001 - 8.500                                                   0.12
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Scheduled Balance                                            Percent
--------------------------------------------------------------------
0.01 - 50,000.00                                                0.20
50,000.01 - 100,000.00                                          2.48
100,000.01 - 150,000.00                                         8.70
150,000.01 - 200,000.00                                         9.40
200,000.01 - 250,000.00                                        10.90
250,000.01 - 275,000.00                                         5.54
275,000.01 - 350,000.00                                        15.24
350,000.01 - 400,000.00                                         8.75
400,000.01 - 450,000.00                                         9.86
450,000.01 - 500,000.00                                         8.92
500,000.01 - 550,000.00                                         4.65
550,000.01 - 600,000.00                                         4.02
600,000.01 - 750,000.00                                         7.25
750,000.01 - 850,000.00                                         1.33
850,000.01 - 950,000.00                                         1.00
950,000.01 - 1,000,000.00                                       1.38
1,250,000.01 - 1,500,000.00                                     0.38
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original Term                                                Percent
--------------------------------------------------------------------
360                                                           100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
RemTerm                                                      Percent
--------------------------------------------------------------------
351.000                                                         0.13
352.000                                                         0.04
353.000                                                         0.25
354.000                                                         0.69
355.000                                                         1.33
356.000                                                         1.95
357.000                                                         8.52
358.000                                                        52.24
359.000                                                         4.88
360.000                                                        29.96
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Am WAM                                                       Percent
--------------------------------------------------------------------
0 - 59                                                         88.00
120 - 179                                                       0.10
180 - 239                                                       0.76
240 - 299                                                       0.76
300 - 359                                                       8.23
360 >=                                                          2.16
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Age                                                          Percent
--------------------------------------------------------------------
0                                                              29.96
1                                                               4.88
2                                                              52.24
3                                                               8.52
4                                                               1.95
5                                                               1.33
6                                                               0.69
7                                                               0.25
8                                                               0.04
9                                                               0.13
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
States                                                       Percent
--------------------------------------------------------------------
CA                                                             41.83
FL                                                              5.70
IL                                                              5.85
AZ                                                              3.90
NV                                                              5.36
TX                                                              2.73
WA                                                              3.18
OR                                                              2.85
CO                                                              2.74
VA                                                              3.84
Other                                                          22.03
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  1.33
50.001 - 60.000                                                 2.31
60.001 - 70.000                                                 8.44
70.001 - 75.000                                                 9.40
75.001 - 80.000                                                73.17
80.001 - 85.000                                                 0.34
85.001 - 90.000                                                 2.63
90.001 - 95.000                                                 2.38
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Combined LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  1.03
50.001 - 60.000                                                 1.89
60.001 - 70.000                                                 5.13
70.001 - 75.000                                                 5.24
75.001 - 80.000                                                24.41
80.001 - 85.000                                                 3.03
85.001 - 90.000                                                30.16
90.001 - 95.000                                                20.09
95.001 - 100.000                                                9.02
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
FICO                                                         Percent
--------------------------------------------------------------------
620.000 - 639.999                                               1.78
640.000 - 659.999                                              10.93
660.000 - 679.999                                              16.93
680.000 - 699.999                                              20.73
700.000 - 719.999                                              18.51
720.000 - 739.999                                              12.31
740.000 - 759.999                                               8.89
760.000 - 779.999                                               5.91
780.000 - 799.999                                               3.00
800.000 - 819.999                                               1.01
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
PMI                                                          Percent
--------------------------------------------------------------------
MORTGAGE GUARANTY INSURANCE CO                                  0.23
OLTV <= 80 - NO MI                                             94.65
PMI MORTGAGE INSURANCE CO                                       2.96
RADIAN                                                          1.88
REPUBLIC MORTGAGE INSUANCE CO                                   0.24
UGIC                                                            0.03
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Occupancy Code                                               Percent
--------------------------------------------------------------------
NON OWNER                                                      28.15
OWNER OCCUPIED                                                 69.65
SECOND HOME                                                     2.19
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Property Type                                                Percent
--------------------------------------------------------------------
2-4 FAMILY                                                     14.16
CONDO                                                           8.34
HI-RISE CONDO                                                   1.85
PUD                                                             1.50
PUD ATTACHED                                                    2.85
PUD DETACHED                                                   16.48
SINGLE FAMILY                                                   4.89
SINGLE FAMILY ATTACHED                                          1.52
SINGLE FAMILY DETACHED                                         48.40
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Purpose                                                      Percent
--------------------------------------------------------------------
CASHOUT REFI                                                   24.44
PURCHASE                                                       58.10
RATE/TERM REFI                                                 17.45
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Documentation Type                                           Percent
--------------------------------------------------------------------
NO DOC                                                         13.07
STATED                                                         86.93
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only                                                Percent
--------------------------------------------------------------------
N                                                              12.00
Y                                                              88.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only Term                                           Percent
--------------------------------------------------------------------
  0.000                                                        12.00
 36.000                                                         3.56
 60.000                                                         3.64
 84.000                                                         0.76
120.000                                                        80.04
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Silent                                                       Percent
--------------------------------------------------------------------
N                                                              42.09
Y                                                              57.91
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Prepay Flag                                                  Percent
--------------------------------------------------------------------
N                                                              66.65
Y                                                              33.35
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 25, 2005 15:20                    Page 1 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


--------------------------------------------------------------------
Prepay Term                                                  Percent
--------------------------------------------------------------------
 0.000                                                        66.65
12.000                                                         0.21
24.000                                                         0.05
30.000                                                         0.09
36.000                                                        32.49
42.000                                                         0.42
60.000                                                         0.10
--------------------------------------------------------------------
Total:                                                       100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
DTI                                                          Percent
--------------------------------------------------------------------
<= 0.000                                                       13.02
0.001 - 10.000                                                  0.01
10.001 - 20.000                                                 2.98
20.001 - 30.000                                                15.07
30.001 - 40.000                                                55.88
40.001 - 50.000                                                13.05
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Conforming                                                   Percent
--------------------------------------------------------------------
CONFORMING                                                     60.13
NON CONFORMING                                                 39.87
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Arm Index                                                    Percent
--------------------------------------------------------------------
1 YEAR LIBOR                                                   48.33
1 YEAR TREASURY                                                 1.96
6 MONTH LIBOR                                                  49.71
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Margins                                                      Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   4.64
2.001 - 2.500                                                  11.12
2.501 - 3.000                                                  84.20
3.001 - 3.500                                                   0.04
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
First Adjustment Cap                                         Percent
--------------------------------------------------------------------
1.000                                                           4.64
2.000                                                           7.59
3.000                                                           2.98
5.000                                                          84.66
6.000                                                           0.14
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Periodic Cap                                                 Percent
--------------------------------------------------------------------
1.000                                                          88.50
2.000                                                          11.50
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Max Rate                                                     Percent
--------------------------------------------------------------------
9.501 - 10.000                                                  0.52
10.001 - 10.500                                                 3.17
10.501 - 11.000                                                15.93
11.001 - 11.500                                                21.39
11.501 - 12.000                                                31.20
12.001 - 12.500                                                20.74
12.501 - 13.000                                                 6.03
13.001 - 13.500                                                 0.85
13.501 - 14.000                                                 0.04
14.001 - 14.500                                                 0.12
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Floor Rate                                                   Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   4.64
2.001 - 2.500                                                  11.12
2.501 - 3.000                                                  84.20
3.001 - 3.500                                                   0.04
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Number of Units                                              Percent
--------------------------------------------------------------------
1                                                              85.70
2                                                               5.67
3                                                               4.10
4                                                               4.53
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Product Type                                                 Percent
--------------------------------------------------------------------
1 YEAR ARM                                                      8.32
10 YEAR ARM                                                     0.41
3 YEAR ARM                                                     68.09
5 YEAR ARM                                                     17.12
6 MONTH ARM                                                     4.64
7 YEAR ARM                                                      1.42
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Employment Flag                                              Percent
--------------------------------------------------------------------
N                                                              62.29
Y                                                              37.71
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Originator                                                   Percent
--------------------------------------------------------------------
COUNTRYWIDE                                                     2.63
GREENPOINT                                                     92.70
INDYMAC                                                         4.67
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 25, 2005 15:20                    Page 2 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


--------------------------------------------------------------------
Stats
--------------------------------------------------------------------
Count: 1467
Schedule Balance: $362,745,522.10
AverageSched Bal: $247,270.29
GrossWAC: 5.867
NetWAC: 5.601
OTERM: 360
RTERM: 359
ATERM: 0
AGE: 1
First CAP: 4.64
Periodic CAP: 1.07
MAXRATE: 11.66
MINRATE: 2.70
MTR: 36.15
MARGIN: 2.70
OLTV: 78.33
COLTV: 88.12
FICO: 705.262
--------------------------------------------------------------------


--------------------------------------------------------------------
Current Rate                                                 Percent
--------------------------------------------------------------------
4.001 - 4.500                                                   1.26
4.501 - 5.000                                                   7.24
5.001 - 5.500                                                  20.20
5.501 - 6.000                                                  35.70
6.001 - 6.500                                                  24.51
6.501 - 7.000                                                   9.29
7.001 - 7.500                                                   1.62
7.501 - 8.000                                                   0.05
8.001 - 8.500                                                   0.12
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Scheduled Balance                                            Percent
--------------------------------------------------------------------
0.01 - 50,000.00                                                0.16
50,000.01 - 100,000.00                                          3.13
100,000.01 - 150,000.00                                        11.12
150,000.01 - 200,000.00                                        12.10
200,000.01 - 250,000.00                                        10.81
250,000.01 - 275,000.00                                         6.44
275,000.01 - 350,000.00                                        14.37
350,000.01 - 400,000.00                                         8.14
400,000.01 - 450,000.00                                         8.72
450,000.01 - 500,000.00                                         7.80
500,000.01 - 550,000.00                                         3.75
550,000.01 - 600,000.00                                         3.81
600,000.01 - 750,000.00                                         6.33
750,000.01 - 850,000.00                                         1.10
850,000.01 - 950,000.00                                         1.00
950,000.01 - 1,000,000.00                                       0.55
1,000,000.01 - 1,250,000.00                                     0.30
1,250,000.01 - 1,500,000.00                                     0.37
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original Term                                                Percent
--------------------------------------------------------------------
360                                                           100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
RemTerm                                                      Percent
--------------------------------------------------------------------
351.000                                                         0.18
352.000                                                         0.04
353.000                                                         0.21
354.000                                                         0.20
355.000                                                         0.50
356.000                                                         0.55
357.000                                                         6.39
358.000                                                        53.93
359.000                                                         4.05
360.000                                                        33.93
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Am WAM                                                       Percent
--------------------------------------------------------------------
0 - 59                                                        100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Age                                                          Percent
--------------------------------------------------------------------
0                                                              33.93
1                                                               4.05
2                                                              53.93
3                                                               6.39
4                                                               0.55
5                                                               0.50
6                                                               0.20
7                                                               0.21
8                                                               0.04
9                                                               0.18
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
States                                                       Percent
--------------------------------------------------------------------
CA                                                             40.00
AZ                                                              6.11
NV                                                              5.75
FL                                                              4.31
IL                                                              4.58
CO                                                              3.83
WA                                                              3.86
OR                                                              3.17
VA                                                              4.30
TX                                                              2.17
Other                                                          21.91
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  0.80
50.001 - 60.000                                                 1.74
60.001 - 70.000                                                 6.31
70.001 - 75.000                                                 8.82
75.001 - 80.000                                                77.84
80.001 - 85.000                                                 0.39
85.001 - 90.000                                                 2.05
90.001 - 95.000                                                 2.05
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Combined LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  0.50
50.001 - 60.000                                                 1.25
60.001 - 70.000                                                 2.98
70.001 - 75.000                                                 3.94
75.001 - 80.000                                                19.65
80.001 - 85.000                                                 2.35
85.001 - 90.000                                                32.56
90.001 - 95.000                                                26.49
95.001 - 100.000                                               10.28
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
FICO                                                         Percent
--------------------------------------------------------------------
620.000 - 639.999                                               2.65
640.000 - 659.999                                              10.65
660.000 - 679.999                                              17.00
680.000 - 699.999                                              18.47
700.000 - 719.999                                              17.38
720.000 - 739.999                                              11.97
740.000 - 759.999                                               9.68
760.000 - 779.999                                               7.17
780.000 - 799.999                                               3.97
800.000 - 819.999                                               1.05
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
PMI                                                          Percent
--------------------------------------------------------------------
MORTGAGE GUARANTY INSURANCE CO                                  0.13
OLTV <= 80 - NO MI                                             95.51
PMI MORTGAGE INSURANCE CO                                       2.60
RADIAN                                                          1.71
UGIC                                                            0.05
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Occupancy Code                                               Percent
--------------------------------------------------------------------
NON OWNER                                                      34.82
OWNER OCCUPIED                                                 62.90
SECOND HOME                                                     2.28
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Property Type                                                Percent
--------------------------------------------------------------------
2-4 FAMILY                                                     14.03
CONDO                                                           8.60
HI-RISE CONDO                                                   1.80
PUD ATTACHED                                                    3.27
PUD DETACHED                                                   19.92
SINGLE FAMILY                                                   0.16
SINGLE FAMILY ATTACHED                                          1.76
SINGLE FAMILY DETACHED                                         50.46
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Purpose                                                      Percent
--------------------------------------------------------------------
CASHOUT REFI                                                   20.25
PURCHASE                                                       60.86
RATE/TERM REFI                                                 18.90
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Documentation Type                                           Percent
--------------------------------------------------------------------
FULL/ALT                                                       20.56
NO DOC                                                          4.98
STATED                                                         74.46
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only                                                Percent
--------------------------------------------------------------------
Y                                                             100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only Term                                           Percent
--------------------------------------------------------------------
120.000                                                       100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Silent                                                       Percent
--------------------------------------------------------------------
N                                                              31.65
Y                                                              68.35
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Prepay Flag                                                  Percent
--------------------------------------------------------------------
N                                                              67.98
Y                                                              32.02
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 25, 2005 15:21                    Page 1 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


--------------------------------------------------------------------
Prepay Term                                                  Percent
--------------------------------------------------------------------
 0.000                                                         67.98
12.000                                                          0.08
30.000                                                          0.09
36.000                                                         31.13
42.000                                                          0.67
60.000                                                          0.05
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
DTI                                                          Percent
--------------------------------------------------------------------
<= 0.000                                                        5.08
0.001 - 10.000                                                  0.19
10.001 - 20.000                                                 3.25
20.001 - 30.000                                                16.47
30.001 - 40.000                                                60.34
40.001 - 50.000                                                14.67
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Conforming                                                   Percent
--------------------------------------------------------------------
CONFORMING                                                     65.35
NON CONFORMING                                                 34.65
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Arm Index                                                    Percent
--------------------------------------------------------------------
1 YEAR LIBOR                                                   48.18
6 MONTH LIBOR                                                  51.82
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Margins                                                      Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   4.16
2.001 - 2.500                                                   9.06
2.501 - 3.000                                                  86.78
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
First Adjustment Cap                                         Percent
--------------------------------------------------------------------
1.000                                                           4.16
2.000                                                           6.55
5.000                                                          89.30
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Periodic Cap                                                 Percent
--------------------------------------------------------------------
1.000                                                          93.29
2.000                                                           6.71
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Max Rate                                                     Percent
--------------------------------------------------------------------
9.501 - 10.000                                                  0.39
10.001 - 10.500                                                 2.94
10.501 - 11.000                                                16.57
11.001 - 11.500                                                22.89
11.501 - 12.000                                                31.17
12.001 - 12.500                                                18.97
12.501 - 13.000                                                 6.07
13.001 - 13.500                                                 0.84
13.501 - 14.000                                                 0.04
14.001 - 14.500                                                 0.12
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Floor Rate                                                   Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   4.16
2.001 - 2.500                                                   9.06
2.501 - 3.000                                                  86.78
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Number of Units                                              Percent
--------------------------------------------------------------------
1                                                              85.79
2                                                               5.57
3                                                               3.71
4                                                               4.93
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Product Type                                                 Percent
--------------------------------------------------------------------
1 YEAR ARM                                                      8.73
10 YEAR ARM                                                     0.55
3 YEAR ARM                                                     68.64
5 YEAR ARM                                                     17.36
6 MONTH ARM                                                     4.16
7 YEAR ARM                                                      0.57
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Employment Flag                                              Percent
--------------------------------------------------------------------
N                                                              65.18
Y                                                              34.82
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Originator                                                   Percent
--------------------------------------------------------------------
COUNTRYWIDE                                                     0.16
GREENPOINT                                                     99.84
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 25, 2005 15:21                    Page 2 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


--------------------------------------------------------------------
Stats
--------------------------------------------------------------------
Count: 670
Schedule Balance: $194,967,977.58
AverageSched Bal: $290,996.98
GrossWAC: 5.810
NetWAC: 5.521
OTERM: 360
RTERM: 358
ATERM: 349
AGE: 2
First CAP: 4.39
Periodic CAP: 1.24
MAXRATE: 11.59
MINRATE: 2.65
MTR: 39.76
MARGIN: 2.65
OLTV: 76.37
COLTV: 84.13
FICO: 700.387
--------------------------------------------------------------------


--------------------------------------------------------------------
Current Rate                                                 Percent
--------------------------------------------------------------------
4.001 - 4.500                                                   0.65
4.501 - 5.000                                                   5.82
5.001 - 5.500                                                  25.45
5.501 - 6.000                                                  38.20
6.001 - 6.500                                                  22.33
6.501 - 7.000                                                   6.14
7.001 - 7.500                                                   1.33
7.501 - 8.000                                                   0.08
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Scheduled Balance                                            Percent
--------------------------------------------------------------------
0.01 - 50,000.00                                                0.12
50,000.01 - 100,000.00                                          2.40
100,000.01 - 150,000.00                                         7.29
150,000.01 - 200,000.00                                         8.91
200,000.01 - 250,000.00                                         9.35
250,000.01 - 275,000.00                                         4.43
275,000.01 - 350,000.00                                        11.87
350,000.01 - 400,000.00                                         9.09
400,000.01 - 450,000.00                                         7.66
450,000.01 - 500,000.00                                         9.81
500,000.01 - 550,000.00                                         5.38
550,000.01 - 600,000.00                                         5.11
600,000.01 - 750,000.00                                         8.69
750,000.01 - 850,000.00                                         3.28
850,000.01 - 950,000.00                                         2.79
950,000.01 - 1,000,000.00                                       2.56
1,000,000.01 - 1,250,000.00                                     0.55
1,250,000.01 - 1,500,000.00                                     0.70
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original Term                                                Percent
--------------------------------------------------------------------
360                                                           100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
RemTerm                                                      Percent
--------------------------------------------------------------------
350.000                                                         0.18
351.000                                                         0.65
353.000                                                         0.18
354.000                                                         0.37
355.000                                                         0.51
356.000                                                         4.28
357.000                                                        12.46
358.000                                                        52.89
359.000                                                         4.86
360.000                                                        23.63
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Am WAM                                                       Percent
--------------------------------------------------------------------
0 - 59                                                         86.30
120 - 179                                                       0.05
180 - 239                                                       0.51
240 - 299                                                       0.40
300 - 359                                                      11.79
360 >=                                                          0.96
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Age                                                          Percent
--------------------------------------------------------------------
 0                                                             23.63
 1                                                              4.86
 2                                                             52.89
 3                                                             12.46
 4                                                              4.28
 5                                                              0.51
 6                                                              0.37
 7                                                              0.18
 9                                                              0.65
10                                                              0.18
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
States                                                       Percent
--------------------------------------------------------------------
CA                                                             40.44
AZ                                                              5.70
FL                                                              6.68
WA                                                              4.45
NV                                                              4.96
OR                                                              4.10
TX                                                              2.56
IL                                                              4.84
CO                                                              3.38
MI                                                              1.83
Other                                                          21.05
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  2.00
50.001 - 60.000                                                 3.25
60.001 - 70.000                                                12.38
70.001 - 75.000                                                11.08
75.001 - 80.000                                                68.87
80.001 - 85.000                                                 0.24
85.001 - 90.000                                                 0.81
90.001 - 95.000                                                 1.36
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Combined LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  1.42
50.001 - 60.000                                                 2.66
60.001 - 70.000                                                 9.39
70.001 - 75.000                                                 5.95
75.001 - 80.000                                                23.65
80.001 - 85.000                                                 2.85
85.001 - 90.000                                                30.07
90.001 - 95.000                                                16.80
95.001 - 100.000                                                7.21
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
FICO                                                         Percent
--------------------------------------------------------------------
620.000 - 639.999                                               2.83
640.000 - 659.999                                              12.22
660.000 - 679.999                                              19.04
680.000 - 699.999                                              19.74
700.000 - 719.999                                              16.68
720.000 - 739.999                                              11.32
740.000 - 759.999                                               9.29
760.000 - 779.999                                               5.49
780.000 - 799.999                                               3.01
800.000 - 819.999                                               0.38
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
PMI                                                          Percent
--------------------------------------------------------------------
MORTGAGE GUARANTY INSURANCE CO                                  0.09
OLTV <= 80 - NO MI                                             97.59
PMI MORTGAGE INSURANCE CO                                       1.33
RADIAN                                                          0.81
REPUBLIC MORTGAGE INSUANCE CO                                   0.17
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Occupancy Code                                               Percent
--------------------------------------------------------------------
NON OWNER                                                      33.26
OWNER OCCUPIED                                                 63.64
SECOND HOME                                                     3.10
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Property Type                                                Percent
--------------------------------------------------------------------
2-4 FAMILY                                                     11.86
CONDO                                                           9.06
HI-RISE CONDO                                                   1.71
PUD                                                             5.72
PUD ATTACHED                                                    1.54
PUD DETACHED                                                   13.38
SINGLE FAMILY                                                  15.41
SINGLE FAMILY ATTACHED                                          1.01
SINGLE FAMILY DETACHED                                         40.31
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Purpose                                                      Percent
--------------------------------------------------------------------
CASHOUT REFI                                                   25.46
PURCHASE                                                       58.47
RATE/TERM REFI                                                 16.06
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Documentation Type                                           Percent
--------------------------------------------------------------------
FULL/ALT                                                       30.37
NO DOC                                                          3.08
STATED                                                         66.55
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only                                                Percent
--------------------------------------------------------------------
N                                                              13.70
Y                                                              86.30
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only Term                                           Percent
--------------------------------------------------------------------
  0.000                                                        13.70
 36.000                                                        12.87
 60.000                                                         5.44
 84.000                                                         3.21
120.000                                                        64.78
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Silent                                                       Percent
--------------------------------------------------------------------
N                                                              44.23
Y                                                              55.77
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Prepay Flag                                                  Percent
--------------------------------------------------------------------
N                                                              64.80
Y                                                              35.20
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 25, 2005 15:22                    Page 1 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


--------------------------------------------------------------------
Prepay Term                                                  Percent
--------------------------------------------------------------------
 0.000                                                         64.80
36.000                                                         34.88
42.000                                                          0.22
60.000                                                          0.10
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
DTI                                                          Percent
--------------------------------------------------------------------
<= 0.000                                                        3.91
0.001 - 10.000                                                  0.72
10.001 - 20.000                                                 3.97
20.001 - 30.000                                                18.61
30.001 - 40.000                                                55.79
40.001 - 50.000                                                15.86
50.001 - 60.000                                                 1.13
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Conforming                                                   Percent
--------------------------------------------------------------------
CONFORMING                                                     50.31
NON CONFORMING                                                 49.69
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Arm Index                                                    Percent
--------------------------------------------------------------------
1 YEAR LIBOR                                                   49.68
1 YEAR TREASURY                                                 5.74
6 MONTH LIBOR                                                  44.58
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Margins                                                      Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   2.76
2.001 - 2.500                                                  19.28
2.501 - 3.000                                                  77.96
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
First Adjustment Cap                                         Percent
--------------------------------------------------------------------
1.000                                                           2.76
2.000                                                          11.66
3.000                                                           7.38
5.000                                                          78.20
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Periodic Cap                                                 Percent
--------------------------------------------------------------------
1.000                                                          76.05
2.000                                                          23.95
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Max Rate                                                     Percent
--------------------------------------------------------------------
9.501 - 10.000                                                  0.79
10.001 - 10.500                                                 4.07
10.501 - 11.000                                                14.99
11.001 - 11.500                                                26.71
11.501 - 12.000                                                31.88
12.001 - 12.500                                                16.61
12.501 - 13.000                                                 4.28
13.001 - 13.500                                                 0.62
13.501 - 14.000                                                 0.04
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Floor Rate                                                   Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   2.76
2.001 - 2.500                                                  18.98
2.501 - 3.000                                                  78.27
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Number of Units                                              Percent
--------------------------------------------------------------------
1                                                              88.14
2                                                               4.07
3                                                               3.43
4                                                               4.36
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Product Type                                                 Percent
--------------------------------------------------------------------
1 YEAR ARM                                                      5.24
10 YEAR ARM                                                     0.30
3 YEAR ARM                                                     66.89
5 YEAR ARM                                                     18.90
6 MONTH ARM                                                     2.76
7 YEAR ARM                                                      5.91
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Employment Flag                                              Percent
--------------------------------------------------------------------
Y                                                             100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Originator                                                   Percent
--------------------------------------------------------------------
COUNTRYWIDE                                                    14.31
GREENPOINT                                                     73.74
INDYMAC                                                        11.95
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 25, 2005 15:22                    Page 2 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


--------------------------------------------------------------------
Stats
--------------------------------------------------------------------
Count: 2232
Schedule Balance: $598,152,333.02
AverageSched Bal: $267,989.40
GrossWAC: 5.777
NetWAC: 5.476
OTERM: 360
RTERM: 358
ATERM: 346
AGE: 2
First CAP: 4.26
Periodic CAP: 1.29
MAXRATE: 11.55
MINRATE: 2.62
MTR: 39.55
MARGIN: 2.62
OLTV: 77.21
COLTV: 85.63
FICO: 701.929
--------------------------------------------------------------------


--------------------------------------------------------------------
Current Rate                                                 Percent
--------------------------------------------------------------------
3.501 - 4.000                                                   0.01
4.001 - 4.500                                                   1.48
4.501 - 5.000                                                   9.06
5.001 - 5.500                                                  24.80
5.501 - 6.000                                                  35.49
6.001 - 6.500                                                  20.60
6.501 - 7.000                                                   7.25
7.001 - 7.500                                                   1.18
7.501 - 8.000                                                   0.05
8.001 - 8.500                                                   0.07
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Scheduled Balance                                            Percent
--------------------------------------------------------------------
0.01 - 50,000.00                                                0.16
50,000.01 - 100,000.00                                          2.72
100,000.01 - 150,000.00                                         9.03
150,000.01 - 200,000.00                                        10.07
200,000.01 - 250,000.00                                         9.58
250,000.01 - 275,000.00                                         5.18
275,000.01 - 350,000.00                                        13.83
350,000.01 - 400,000.00                                        10.94
400,000.01 - 450,000.00                                         8.87
450,000.01 - 500,000.00                                         8.56
500,000.01 - 550,000.00                                         4.38
550,000.01 - 600,000.00                                         4.55
600,000.01 - 750,000.00                                         6.56
750,000.01 - 850,000.00                                         1.75
850,000.01 - 950,000.00                                         1.51
950,000.01 - 1,000,000.00                                       1.33
1,000,000.01 - 1,250,000.00                                     0.77
1,250,000.01 - 1,500,000.00                                     0.23
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original Term                                                Percent
--------------------------------------------------------------------
360                                                           100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
RemTerm                                                      Percent
--------------------------------------------------------------------
350.000                                                         0.24
351.000                                                         0.93
352.000                                                         0.40
353.000                                                         0.81
354.000                                                         0.51
355.000                                                         1.17
356.000                                                         6.58
357.000                                                        14.50
358.000                                                        49.41
359.000                                                         3.90
360.000                                                        21.55
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Am WAM                                                       Percent
--------------------------------------------------------------------
0 - 59                                                         86.04
120 - 179                                                       0.07
180 - 239                                                       0.60
240 - 299                                                       0.60
300 - 359                                                      11.13
360 >=                                                          1.57
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Age                                                          Percent
--------------------------------------------------------------------
 0                                                             21.55
 1                                                              3.90
 2                                                             49.41
 3                                                             14.50
 4                                                              6.58
 5                                                              1.17
 6                                                              0.51
 7                                                              0.81
 8                                                              0.40
 9                                                              0.93
10                                                              0.24
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
States                                                       Percent
--------------------------------------------------------------------
CA                                                             40.73
FL                                                              7.18
AZ                                                              4.93
IL                                                              4.60
NV                                                              4.93
CO                                                              3.50
WA                                                              3.42
TX                                                              1.95
VA                                                              3.59
OR                                                              2.51
Other                                                          22.65
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  1.83
50.001 - 60.000                                                 2.40
60.001 - 70.000                                                10.95
70.001 - 75.000                                                 9.28
75.001 - 80.000                                                70.57
80.001 - 85.000                                                 0.45
85.001 - 90.000                                                 2.32
90.001 - 95.000                                                 2.20
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Combined LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  1.47
50.001 - 60.000                                                 1.78
60.001 - 70.000                                                 7.72
70.001 - 75.000                                                 5.34
75.001 - 80.000                                                22.34
80.001 - 85.000                                                 2.82
85.001 - 90.000                                                26.45
90.001 - 95.000                                                21.12
95.001 - 100.000                                               10.96
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
FICO                                                         Percent
--------------------------------------------------------------------
<= 519.999                                                      0.01
600.000 - 619.999                                               0.21
620.000 - 639.999                                               4.30
640.000 - 659.999                                              11.98
660.000 - 679.999                                              17.17
680.000 - 699.999                                              18.28
700.000 - 719.999                                              16.24
720.000 - 739.999                                              11.41
740.000 - 759.999                                               8.53
760.000 - 779.999                                               7.01
780.000 - 799.999                                               3.90
800.000 - 819.999                                               0.97
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
PMI                                                          Percent
--------------------------------------------------------------------
GEMICO                                                          0.07
MORTGAGE GUARANTY INSURANCE CO                                  0.26
OLTV <= 80 - NO MI                                             95.03
PMI MORTGAGE INSURANCE CO                                       2.69
RADIAN                                                          1.57
REPUBLIC MORTGAGE INSUANCE CO                                   0.23
UGIC                                                            0.16
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Occupancy Code                                               Percent
--------------------------------------------------------------------
NON OWNER                                                      26.01
OWNER OCCUPIED                                                 71.12
SECOND HOME                                                     2.87
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Property Type                                                Percent
--------------------------------------------------------------------
2-4 FAMILY                                                     12.51
CONDO                                                           9.82
HI-RISE CONDO                                                   1.19
PUD                                                             7.58
PUD ATTACHED                                                    2.24
PUD DETACHED                                                   12.80
SINGLE FAMILY                                                  17.29
SINGLE FAMILY ATTACHED                                          1.27
SINGLE FAMILY DETACHED                                         35.25
TOWNHOUSE                                                       0.06
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Purpose                                                      Percent
--------------------------------------------------------------------
CASHOUT REFI                                                   23.67
PURCHASE                                                       59.02
RATE/TERM REFI                                                 17.30
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Documentation Type                                           Percent
--------------------------------------------------------------------
FULL/ALT                                                       40.79
NO DOC                                                          7.77
STATED                                                         51.45
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only                                                Percent
--------------------------------------------------------------------
N                                                              13.96
Y                                                              86.04
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 28, 2005 08:18                  Page 1  of  2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


--------------------------------------------------------------------
Interest Only Term                                           Percent
--------------------------------------------------------------------
  0.000                                                        13.96
 36.000                                                        14.45
 60.000                                                         7.78
 84.000                                                         4.12
120.000                                                        59.68
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Silent                                                       Percent
--------------------------------------------------------------------
N                                                              42.20
Y                                                              57.80
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Prepay Flag                                                  Percent
--------------------------------------------------------------------
N                                                              62.33
Y                                                              37.67
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Prepay Term                                                  Percent
--------------------------------------------------------------------
 0.000                                                        62.33
12.000                                                         0.12
24.000                                                         0.03
30.000                                                         0.05
36.000                                                        36.88
42.000                                                         0.41
60.000                                                         0.18
--------------------------------------------------------------------
Total:                                                       100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
DTI                                                          Percent
--------------------------------------------------------------------
<= 0.000                                                        9.37
0.001 - 10.000                                                  0.47
10.001 - 20.000                                                 2.90
20.001 - 30.000                                                14.95
30.001 - 40.000                                                50.44
40.001 - 50.000                                                20.31
50.001 - 60.000                                                 1.45
60.001 - 70.000                                                 0.11
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Conforming                                                   Percent
--------------------------------------------------------------------
CONFORMING                                                     56.85
NON CONFORMING                                                 43.15
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Arm Index                                                    Percent
--------------------------------------------------------------------
1 YEAR LIBOR                                                   49.16
1 YEAR TREASURY                                                 7.85
6 MONTH LIBOR                                                  42.99
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Margins                                                      Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   4.50
2.001 - 2.500                                                  22.01
2.501 - 3.000                                                  73.42
3.001 - 3.500                                                   0.08
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
First Adjustment Cap                                         Percent
--------------------------------------------------------------------
1.000                                                           4.50
2.000                                                          12.73
3.000                                                           8.75
5.000                                                          73.94
6.000                                                           0.08
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Periodic Cap                                                 Percent
--------------------------------------------------------------------
1.000                                                          70.64
2.000                                                          29.36
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Max Rate                                                     Percent
--------------------------------------------------------------------
9.001 - 9.500                                                   0.18
9.501 - 10.000                                                  1.40
10.001 - 10.500                                                 5.10
10.501 - 11.000                                                18.03
11.001 - 11.500                                                24.14
11.501 - 12.000                                                30.01
12.001 - 12.500                                                15.72
12.501 - 13.000                                                 4.65
13.001 - 13.500                                                 0.65
13.501 - 14.000                                                 0.04
14.001 - 14.500                                                 0.07
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Floor Rate                                                   Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   4.50
2.001 - 2.500                                                  21.91
2.501 - 3.000                                                  73.52
3.001 - 3.500                                                   0.08
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Number of Units                                              Percent
--------------------------------------------------------------------
1                                                              87.38
2                                                               5.57
3                                                               3.42
4                                                               3.63
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Product Type                                                 Percent
--------------------------------------------------------------------
1 YEAR ARM                                                      5.89
10 YEAR ARM                                                     0.49
3 YEAR ARM                                                     63.28
5 YEAR ARM                                                     18.83
6 MONTH ARM                                                     4.50
7 YEAR ARM                                                      7.01
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Employment Flag                                              Percent
--------------------------------------------------------------------
N                                                              67.92
Y                                                              32.08
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Originator                                                   Percent
--------------------------------------------------------------------
COUNTRYWIDE                                                    16.16
GREENPOINT                                                     69.07
INDYMAC                                                        14.78
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 28, 2005 08:18                  Page 2  of  2

Data Entry Rules
----------------

1. Only enter data in the fields highlighted in purple.
2. Please enter 0 for blanks.
3. Bucket the data using best fit rules.



                                    Deal Ticker:


------------------------------------------------------
                    Pool Summary
------------------------------------------------------
Total Issue Balance (USD)                 598,152,333
Original Mortgage Pool Balance (USD)      599,508,171
Current Mortgage Pool Balance (USD)       598,152,333
Total Number of Loans                           2,232
Average Loan Balance (USD)                    267,989
1st lien (%age)                                100.0%
2nd lien (%age)                                  0.0%
WA FICO                                           702
 - Minimum FICO                                     0
 - Maximum FICO                                   817
WA LTV                                          77.2%
 - Minimum LTV                                  12.3%
 - Maximum LTV                                  95.0%
WA DTI                                          35.5%
 - Minimum DTI                                   0.0%
 - Maximum DTI                                  63.2%
WA Age (Months)                                     2
WA Remaining Term (Months)                        358
Aquired Loans
North California (% of Pool)                    16.8%
South California (% of Pool)                    23.9%
------------------------------------------------------

-----------------------------------------------------------------------------
           Mortgage Type               WA LTV         WA FICO       Balance
-----------------------------------------------------------------------------
Classic 30yr FRM
Classic 15yr FRM
Classic ARM                            VIEW WORKSHEET ' MORTGAGE TYPE'
Classic 15/30 Balloon
Classic 5/1 Hybrid
Classic 5/1 IO Hybrid
5/1 Hybrid w/3 year IO feature
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
    LTV                    WA LTV          WA FICO                   Balance
-----------------------------------------------------------------------------
0.01-20.00                 12.94%             753                    $52,000
                      -------------------------------------------------------
20.01-25.00                 0.00%           0.00%                      0.00%
                      -------------------------------------------------------
25.01-30.00                 25.49             741                    258,776
                      -------------------------------------------------------
30.01-35.00                 33.96             783                    447,984
                      -------------------------------------------------------
35.01-40.00                 35.21             651                     64,938
                      -------------------------------------------------------
40.01-45.00                 42.69             700                  2,790,420
                      -------------------------------------------------------
45.01-50.00                 48.07             697                  7,327,218
                      -------------------------------------------------------
50.01-55.00                 53.38             715                  2,315,102
                      -------------------------------------------------------
55.01-60.00                 58.22             703                 12,021,436
                      -------------------------------------------------------
60.01-65.00                 62.85             689                 17,604,589
                      -------------------------------------------------------
65.01-70.00                 68.57             694                 47,894,859
                      -------------------------------------------------------
70.01-75.00                 73.81             697                 55,521,393
                      -------------------------------------------------------
75.01-80.00                 79.74             704                422,116,776
                      -------------------------------------------------------
80.01-85.00                 84.06             706                  2,716,225
                      -------------------------------------------------------
85.01-90.00                 89.59             708                 13,883,074
                      -------------------------------------------------------
90.01-95.00                  94.8             706                 13,137,541
                      -------------------------------------------------------
95.01-100.00                0.00%           0.00%                      0.00%
-----------------------------------------------------------------------------


------------------------------------------------------------------------------
    FICO                               LTV          WA FICO           Balance
------------------------------------------------------------------------------
321 - 340                            80.00%            0              $47,935
                              ------------------------------------------------
341 - 360

361 - 380

381 - 400

401 - 420

421 - 440

441 - 460

461 - 480

481 - 500

501 - 520

521 - 540

541 - 560

561 - 580

581 - 600
                              ------------------------------------------------
601 - 620                             78.23          618            3,927,694
                              ------------------------------------------------
621 - 640                             76.77          633           28,130,890
                              ------------------------------------------------
641 - 660                             75.42          652           73,796,973
                              ------------------------------------------------
661 - 680                             77.03          671          100,435,772
                              ------------------------------------------------
681 - 700                             77.71          689          108,831,911
                              ------------------------------------------------
701 - 720                             77.68          710           95,504,801
                              ------------------------------------------------
721 - 740                              77.6          730           65,554,570
                              ------------------------------------------------
741 - 760                              77.9          750           52,812,196
                              ------------------------------------------------
761 - 780                             76.81          771           39,528,224
                              ------------------------------------------------
781 - 800                             76.87          788           23,770,954
                              ------------------------------------------------
801 - 820                             80.94          809            5,810,413
                              ------------------------------------------------
> 820

Unknown
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    LTV                            MIG%      WA FICO           Balance with MIG
-------------------------------------------------------------------------------
0.01-20.00                            0        753                           0
                              -------------------------------------------------
20.01-25.00                           0        741                           0
                              -------------------------------------------------
25.01-30.00                           0        783                           0
                              -------------------------------------------------
30.01-35.00                           0        651                           0
                              -------------------------------------------------
35.01-40.00                           0        700                           0
                              -------------------------------------------------
40.01-45.00                           0        697                           0
                              -------------------------------------------------
45.01-50.00                           0        715                           0
                              -------------------------------------------------
50.01-55.00                           0        703                           0
                              -------------------------------------------------
55.01-60.00                           0        689                           0
                              -------------------------------------------------
60.01-65.00                           0        694                           0
                              -------------------------------------------------
65.01-70.00                           0        697                           0
                              -------------------------------------------------
70.01-75.00                           0        704                           0
                              -------------------------------------------------
75.01-80.00                           0          0                           0
                              -------------------------------------------------
80.01-85.00                          16        706                   2,716,225
                              -------------------------------------------------
85.01-90.00                          25        708                  13,883,074
                              -------------------------------------------------
90.01-95.00                          30        706                  13,137,541
                              -------------------------------------------------
95.01-100.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
   Purpose                       WA LTV      WA FICO                  Balance
-------------------------------------------------------------------------------
Purchase                          79.21        711                 353,045,515
                              -------------------------------------------------
Cash-Out/Refinancing             74.18%        689                $141,608,314
                              -------------------------------------------------
Refinancing                       74.55        688                 103,498,504
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
   Occupancy                     WA LTV       WA FICO                Balance
-------------------------------------------------------------------------------
Owner                             77.07        695                 425,395,681
                              -------------------------------------------------
Investment                       77.84%        720                $155,593,382
                              -------------------------------------------------
2nd Home                          75.09        714                  17,163,270
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    Loan Balance                 WA LTV       WA FICO                 Balance
-------------------------------------------------------------------------------
<$200,000                        78.55%        712                $131,502,673
                              -------------------------------------------------
<$400,000                         78.15        700                 236,457,316
                              -------------------------------------------------
<$600,000                         76.51        695                 157,634,650
                              -------------------------------------------------
>$600,000                         73.26        707                  72,557,694
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
  Property Type                  WA LTV       WA FICO                Balance
-------------------------------------------------------------------------------
SFR                                  77        698                 321,891,578
                              -------------------------------------------------
PUD                               77.42        701                 135,286,034
                              -------------------------------------------------
CND                               78.18        711                  66,164,621
                              -------------------------------------------------
2-4 Family                       76.89%        713                 $74,810,100
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Documentation Type               WA LTV      WA FICO                 Balance
-------------------------------------------------------------------------------
Full                             76.41%        700                $243,970,485
                              -------------------------------------------------
Reduced
                              -------------------------------------------------
SISA                              78.04        704                 307,724,194
                              -------------------------------------------------
NISA
                              -------------------------------------------------
NINA                              75.96        703                  46,457,655
                              -------------------------------------------------
NAV
No Ratio
Alt
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Fixed Period (Months)            WA LTV      WA FICO                 Balance
         1

         3
                              -------------------------------------------------
         6                       78.95%        700                 $26,890,036
                              -------------------------------------------------
        12                        79.06        704                  35,240,968
                              -------------------------------------------------
        24
                              -------------------------------------------------
        36                        77.69        699                 378,490,325
                              -------------------------------------------------
        60                        77.62        713                 112,635,107
                              -------------------------------------------------
        84                        69.21        701                  41,954,764
                              -------------------------------------------------
       >=120                      75.77        699                   2,941,132
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
     DTI                         WA LTV      WA FICO                  Balance
                              -------------------------------------------------
0.01 - 5.00                      75.36%        704                 $56,626,457
                              -------------------------------------------------
5.01 - 10.00                      76.26        729                   2,233,055
                              -------------------------------------------------
10.01 - 15.00                     76.98        743                   2,861,623
                              -------------------------------------------------
15.01 - 20.00                     77.27        707                  14,489,808
                              -------------------------------------------------
20.01 - 25.00                     77.04        712                  28,032,428
                              -------------------------------------------------
25.01 - 30.00                     76.99        703                  61,387,751
                              -------------------------------------------------
30.01 - 35.00                     77.04        705                 125,149,565
                              -------------------------------------------------
35.01 - 40.00                     77.65        702                 176,566,248
                              -------------------------------------------------
40.01 - 45.00                     77.56        694                  92,683,686
                              -------------------------------------------------
45.01 - 50.00                     78.89        699                  28,791,069
                              -------------------------------------------------
50.01 - 55.00                     77.42        684                   5,923,431
                              -------------------------------------------------
> 55.00                           73.58        670                   3,407,213
                              -------------------------------------------------
Unknown
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Geographic Distribution          WA LTV        WA FICO               Balance
-------------------------------------------------------------------------------
AK                                    0              0                     --
AL                                  0.8            788              631,986.00
AR                                    0              0                     --
AS                                    0              0                     --
AZ                                79.13            713           29,499,103.00
CA                                75.98            699          243,640,576.00
CO                                78.33            705           20,963,319.00
CT                                79.43            700            5,000,622.00
CZ                                    0              0                     --
DC                                78.29            704            3,737,650.00
DE                                   60            769              778,078.00
FL                                78.38            711           42,969,080.00
GA                                79.75            705            7,936,538.00
GU                                    0              0                     --
HI                                66.01            708            4,011,900.00
IA                                    0              0                     --
ID                                 80.2            729            2,040,272.00
IL                                78.77            701           27,514,358.00
IN                                79.08            704              316,184.00
KS                                78.94            767              239,200.00
KY                                77.17            690               46,300.00
LA                                   80            766              281,749.00
MA                                75.27            689           14,222,705.00
MD                                78.52            691           11,620,819.00
ME                                88.81            671              388,000.00
MI                                77.88            703            9,475,474.00
MN                                78.17            701           10,103,728.00
MO                                81.83            701            1,128,365.00
MS                                79.98            662               83,900.00
MT                                72.59            711            2,763,243.00
NC                                79.28            718            2,052,951.00
ND                                    0              0                     --
NE                                78.75            687              424,787.00
NH                                   80            682              724,349.00
NJ                                79.17            715            7,607,975.00
NM                                79.23            753              851,085.00
NV                                75.96            697           29,468,594.00
NY                                77.68            701           22,667,708.00
OH                                78.68            693            8,624,310.00
OK                                    0              0                     --
OR                                77.14            709           15,025,144.00
OT                                    0              0                     --
PA                                82.66            694            3,567,124.00
PR                                    0              0                     --
RI                                79.99            720              235,100.00
SC                                81.45            715            2,323,206.00
SD                                    0              0                     --
TN                                82.72            684            2,091,013.00
TT                                    0              0                     --
TX                                78.94            700           11,672,972.00
UT                                78.77            715            6,643,176.00
VA                                78.63            700           21,473,998.00
VI                                    0              0                     --
VT                                   80            732              411,000.00
WA                                78.61            708           20,442,973.00
WI                                79.43            670            1,586,120.00
WV                                78.14            701              193,000.00
WY                                69.56            691              672,600.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

------------------------------------------------------
                   North California
------------------------------------------------------
% of State                                     16.818
WA FICO                                           700
 - Minimum FICO                                   620
 - Maximum FICO                                   816
WA LTV                                          75.84
 - Minimum LTV                                  25.51
 - Maximum LTV                                     95
Highest Zip-Code Density (% of State)           3.077
Zip-Code with Highest Density                   94583
------------------------------------------------------


------------------------------------------------------
                   South California
------------------------------------------------------
% of State                                     23.914
WA FICO                                           698
Minimum FICO                                      622
Maximum FICO                                      805
WA LTV                                          76.07
Minimum LTV                                     25.42
Maximum LTV                                        95
Highest Zip-Code Density (% of State)           1.747
Zip-Code with Highest Density                   90291
------------------------------------------------------


------------------------------------------------------
    Classification                 Total        Check
------------------------------------------------------
Mortgage Type                           --        |x|
Loan-to-Value                  598,152,331        |_|
FICO                           598,152,333        |_|
Purpose                        598,152,333        |_|
Occupancy                      598,152,333        |_|
Loan Balance                   598,152,333        |_|
Property Type                  598,152,333        |_|
Documentation Type             598,152,334        |_|
Fixed Period                   598,152,332        |_|
Debt-to-Income Ratio           598,152,334        |_|
Geographic Distribution        598,152,334        |_|
------------------------------------------------------


------------------------------------------------------
                     Per Annum Fees
------------------------------------------------------
Servicer Fees                                  30 bps
Cost of Carry
------------------------------------------------------

Goldman Sachs                      GSAA_05_04
                                February 23 2005
================================================================================


--------------------------------------------------------------------
Stats
--------------------------------------------------------------------
Count: 2269
Schedule Balance: $606,575,065.38
AverageSched Bal: $267,331.45
GrossWAC: 5.783
NetWAC: 5.484
OTERM: 360
RTERM: 358
ATERM: 346
AGE: 2
FIRST CAP: 4.27
PERIODIC CAP: 1.29
MAXRATE: 11.56
MINRATE: 2.62
MTR: 39.54
MARGIN: 2.62
OLTV: 77.24
COLTV: 85.65
FICO: 701.710
--------------------------------------------------------------------


--------------------------------------------------------------------
Current Rate                                                 Percent
--------------------------------------------------------------------
3.501 - 4.000                                                   0.01
4.001 - 4.500                                                   1.46
4.501 - 5.000                                                   8.93
5.001 - 5.500                                                  24.53
5.501 - 6.000                                                  35.39
6.001 - 6.500                                                  20.96
6.501 - 7.000                                                   7.36
7.001 - 7.500                                                   1.25
7.501 - 8.000                                                   0.05
8.001 - 8.500                                                   0.07
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Scheduled Balance                                            Percent
--------------------------------------------------------------------
0.01 - 50,000.00                                                0.16
50,000.01 - 100,000.00                                          2.73
100,000.01 - 150,000.00                                         9.05
150,000.01 - 200,000.00                                        10.24
200,000.01 - 250,000.00                                         9.59
250,000.01 - 275,000.00                                         5.24
275,000.01 - 350,000.00                                        13.85
350,000.01 - 400,000.00                                        10.85
400,000.01 - 450,000.00                                         8.75
450,000.01 - 500,000.00                                         8.52
500,000.01 - 550,000.00                                         4.32
550,000.01 - 600,000.00                                         4.58
600,000.01 - 750,000.00                                         6.46
750,000.01 - 850,000.00                                         1.72
850,000.01 - 950,000.00                                         1.49
950,000.01 - 1,000,000.00                                       1.47
1,000,000.01 - 1,250,000.00                                     0.76
1,250,000.01 - 1,500,000.00                                     0.22
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original Term                                                Percent
--------------------------------------------------------------------
360                                                           100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------



--------------------------------------------------------------------
RemTerm                                                      Percent
--------------------------------------------------------------------
350.000                                                         0.24
351.000                                                         0.92
352.000                                                         0.48
353.000                                                         0.89
354.000                                                         0.51
355.000                                                         1.28
356.000                                                         6.49
357.000                                                        14.29
358.000                                                        48.93
359.000                                                         4.07
360.000                                                        21.90
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Am WAM                                                       Percent
--------------------------------------------------------------------
0 - 59                                                         85.79
120 - 179                                                       0.07
180 - 239                                                       0.59
240 - 299                                                       0.59
300 - 359                                                      11.35
360 >=                                                          1.61
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------



--------------------------------------------------------------------
Age                                                          Percent
--------------------------------------------------------------------
 0                                                             21.90
 1                                                              4.07
 2                                                             48.93
 3                                                             14.29
 4                                                              6.49
 5                                                              1.28
 6                                                              0.51
 7                                                              0.89
 8                                                              0.48
 9                                                              0.92
10                                                              0.24
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
States                                                       Percent
--------------------------------------------------------------------
CA                                                             40.37
FL                                                              7.28
AZ                                                              4.88
IL                                                              4.60
NV                                                              4.86
CO                                                              3.48
WA                                                              3.48
TX                                                              2.13
VA                                                              3.54
OR                                                              2.48
Other                                                          22.90
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  1.80
50.001 - 60.000                                                 2.36
60.001 - 70.000                                                10.93
70.001 - 75.000                                                 9.35
75.001 - 80.000                                                70.43
80.001 - 85.000                                                 0.45
85.001 - 90.000                                                 2.44
90.001 - 95.000                                                 2.24
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Combined LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  1.45
50.001 - 60.000                                                 1.75
60.001 - 70.000                                                 7.71
70.001 - 75.000                                                 5.30
75.001 - 80.000                                                22.44
80.001 - 85.000                                                 2.78
85.001 - 90.000                                                26.57
90.001 - 95.000                                                21.11
95.001 - 100.000                                               10.90
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
FICO                                                         Percent
--------------------------------------------------------------------
<= 519.999                                                      0.01
600.000 - 619.999                                               0.21
620.000 - 639.999                                               4.28
640.000 - 659.999                                              12.08
660.000 - 679.999                                              17.40
680.000 - 699.999                                              18.28
700.000 - 719.999                                              16.13
720.000 - 739.999                                              11.30
740.000 - 759.999                                               8.49
760.000 - 779.999                                               7.02
780.000 - 799.999                                               3.85
800.000 - 819.999                                               0.96
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
PMI                                                          Percent
--------------------------------------------------------------------
GEMICO                                                          0.07
MORTGAGE GUARANTY INSURANCE CO                                  0.26
OLTV <= 80 - NO MI                                             94.88
PMI MORTGAGE INSURANCE CO                                       2.76
RADIAN                                                          1.66
REPUBLIC MORTGAGE INSUANCE CO                                   0.23
UGIC                                                            0.15
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Occupancy Code                                               Percent
--------------------------------------------------------------------
NON OWNER                                                      26.17
OWNER OCCUPIED                                                 71.00
SECOND HOME                                                     2.83
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Property Type                                                Percent
--------------------------------------------------------------------
2-4 FAMILY                                                     12.50
CONDO                                                           9.78
HI-RISE CONDO                                                   1.17
PUD                                                             7.48
PUD ATTACHED                                                    2.21
PUD DETACHED                                                   13.11
SINGLE FAMILY                                                  17.05
SINGLE FAMILY ATTACHED                                          1.28
SINGLE FAMILY DETACHED                                         35.37
TOWNHOUSE                                                       0.06
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Purpose                                                      Percent
--------------------------------------------------------------------
CASHOUT REFI                                                   24.02
PURCHASE                                                       58.79
RATE/TERM REFI                                                 17.19
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Documentation Type                                           Percent
--------------------------------------------------------------------
FULL/ALT                                                       40.65
NO DOC                                                          7.76
STATED                                                         51.59
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only                                                Percent
--------------------------------------------------------------------
N                                                              14.21
Y                                                              85.79
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 23, 2005 12:12                  Page 1  of  2

Goldman Sachs                      GSAA_05_04
                                February 23 2005
================================================================================


--------------------------------------------------------------------
Interest Only Term                                           Percent
--------------------------------------------------------------------
  0.000                                                        14.21
 36.000                                                        14.25
 60.000                                                         7.68
 84.000                                                         4.06
120.000                                                        59.80
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Silent                                                       Percent
--------------------------------------------------------------------
N                                                              42.36
Y                                                              57.64
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Prepay Flag                                                  Percent
--------------------------------------------------------------------
N                                                              62.30
Y                                                              37.70
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Prepay Term                                                  Percent
--------------------------------------------------------------------
 0.000                                                         62.30
12.000                                                          0.12
24.000                                                          0.03
30.000                                                          0.05
36.000                                                         36.89
42.000                                                          0.40
60.000                                                          0.21
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
DTI                                                          Percent
--------------------------------------------------------------------
<= 0.000                                                        9.34
0.001 - 10.000                                                  0.46
10.001 - 20.000                                                 2.92
20.001 - 30.000                                                14.98
30.001 - 40.000                                                50.35
40.001 - 50.000                                                20.42
50.001 - 60.000                                                 1.43
60.001 - 70.000                                                 0.11
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Conforming                                                   Percent
--------------------------------------------------------------------
CONFORMING                                                     57.05
NON CONFORMING                                                 42.95
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Arm Index                                                    Percent
--------------------------------------------------------------------
1 YEAR LIBOR                                                   49.87
1 YEAR TREASURY                                                 7.74
6 MONTH LIBOR                                                  42.39
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Margins                                                      Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   4.43
2.001 - 2.500                                                  21.70
2.501 - 3.000                                                  73.79
3.001 - 3.500                                                   0.08
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
First Adjustment Cap                                         Percent
--------------------------------------------------------------------
1.000                                                           4.43
2.000                                                          12.56
3.000                                                           8.63
5.000                                                          74.30
6.000                                                           0.08
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Periodic Cap                                                 Percent
--------------------------------------------------------------------
1.000                                                          71.05
2.000                                                          28.95
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Max Rate                                                     Percent
--------------------------------------------------------------------
9.001 - 9.500                                                   0.18
9.501 - 10.000                                                  1.38
10.001 - 10.500                                                 5.05
10.501 - 11.000                                                17.83
11.001 - 11.500                                                23.99
11.501 - 12.000                                                30.00
12.001 - 12.500                                                16.04
12.501 - 13.000                                                 4.71
13.001 - 13.500                                                 0.70
13.501 - 14.000                                                 0.04
14.001 - 14.500                                                 0.07
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Floor Rate                                                   Percent
--------------------------------------------------------------------
1.501 - 2.000                                                   4.43
2.001 - 2.500                                                  21.60
2.501 - 3.000                                                  73.88
3.001 - 3.500                                                   0.08
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Number of Units                                              Percent
--------------------------------------------------------------------
1                                                              87.33
2                                                               5.62
3                                                               3.37
4                                                               3.67
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Product Type                                                 Percent
--------------------------------------------------------------------
1 YEAR ARM                                                      5.81
10 YEAR ARM                                                     0.48
3 YEAR ARM                                                     63.48
5 YEAR ARM                                                     18.88
6 MONTH ARM                                                     4.43
7 YEAR ARM                                                      6.92
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Employment Flag                                              Percent
--------------------------------------------------------------------
N                                                              67.86
Y                                                              32.14
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Originator                                                   Percent
--------------------------------------------------------------------
COUNTRYWIDE                                                    15.93
GREENPOINT                                                     69.49
INDYMAC                                                        14.57
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                               Feb 23, 2005 12:12                  Page 2  of  2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================

--------------------------------------------------------------------
Stats
--------------------------------------------------------------------
Count: 352
Schedule Balance: $88,383,065.61
AverageSched Bal: $251,088.25
GrossWAC: 5.585
NetWAC: 5.210
OTERM: 360
RTERM: 357
ATERM: 357
AGE: 3
First CAP: 3.82
Periodic CAP: 1.60
MAXRATE: 11.59
MINRATE: 2.75
MTR: 42.99
MARGIN: 2.75
OLTV: 77.14
COLTV: 84.65
FICO: 690.711
--------------------------------------------------------------------


--------------------------------------------------------------------
Current Rate                                                 Percent
--------------------------------------------------------------------
3.501 - 4.000                                                   0.09
4.001 - 4.500                                                   2.64
4.501 - 5.000                                                  13.07
5.001 - 5.500                                                  32.39
5.501 - 6.000                                                  37.09
6.001 - 6.500                                                  11.64
6.501 - 7.000                                                   2.61
7.001 - 7.500                                                   0.31
7.501 - 8.000                                                   0.15
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Scheduled Balance                                            Percent
--------------------------------------------------------------------
0.01 - 50,000.00                                                0.11
50,000.01 - 100,000.00                                          1.83
100,000.01 - 150,000.00                                         9.84
150,000.01 - 200,000.00                                        13.88
200,000.01 - 250,000.00                                        13.66
250,000.01 - 275,000.00                                         6.54
275,000.01 - 350,000.00                                        18.17
350,000.01 - 400,000.00                                         7.21
400,000.01 - 450,000.00                                         3.31
450,000.01 - 500,000.00                                         7.02
500,000.01 - 550,000.00                                         5.92
550,000.01 - 600,000.00                                         1.98
600,000.01 - 750,000.00                                         6.61
750,000.01 - 850,000.00                                         1.83
850,000.01 - 950,000.00                                         1.01
950,000.01 - 1,000,000.00                                       1.09
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original Term                                                Percent
--------------------------------------------------------------------
360                                                           100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
RemTerm                                                      Percent
--------------------------------------------------------------------
351.000                                                         0.09
353.000                                                         0.23
354.000                                                         0.09
355.000                                                         1.63
356.000                                                        15.62
357.000                                                        42.20
358.000                                                        39.45
359.000                                                         0.68
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Am WAM                                                       Percent
--------------------------------------------------------------------
0 - 59                                                         82.38
300 - 359                                                      17.62
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Age                                                          Percent
--------------------------------------------------------------------
1                                                               0.68
2                                                              39.45
3                                                              42.20
4                                                              15.62
5                                                               1.63
6                                                               0.09
7                                                               0.23
9                                                               0.09
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
States                                                       Percent
--------------------------------------------------------------------
CA                                                             43.02
FL                                                             16.38
AZ                                                              5.93
CO                                                              5.27
OH                                                              2.61
WA                                                              3.61
NV                                                              3.14
IL                                                              2.21
MN                                                              2.49
NY                                                              2.56
Other                                                          12.79
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Original LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  2.27
50.001 - 60.000                                                 3.82
60.001 - 70.000                                                 8.33
70.001 - 75.000                                                12.16
75.001 - 80.000                                                66.01
80.001 - 85.000                                                 0.62
85.001 - 90.000                                                 1.74
90.001 - 95.000                                                 5.07
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Combined LTV                                                 Percent
--------------------------------------------------------------------
0.001 - 50.000                                                  2.27
50.001 - 60.000                                                 3.48
60.001 - 70.000                                                 7.17
70.001 - 75.000                                                 9.34
75.001 - 80.000                                                24.33
80.001 - 85.000                                                 3.55
85.001 - 90.000                                                11.88
90.001 - 95.000                                                15.45
95.001 - 100.000                                               22.53
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
FICO                                                         Percent
--------------------------------------------------------------------
<= 519.999                                                      0.05
620.000 - 639.999                                              10.76
640.000 - 659.999                                              15.65
660.000 - 679.999                                              18.17
680.000 - 699.999                                              18.17
700.000 - 719.999                                              10.55
720.000 - 739.999                                              12.68
740.000 - 759.999                                               5.81
760.000 - 779.999                                               4.47
780.000 - 799.999                                               3.06
800.000 - 819.999                                               0.63
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
PMI                                                          Percent
--------------------------------------------------------------------
MORTGAGE GUARANTY INSURANCE CO                                  0.39
OLTV <= 80 - NO MI                                             92.58
PMI MORTGAGE INSURANCE CO                                       3.54
RADIAN                                                          2.52
REPUBLIC MORTGAGE INSUANCE CO                                   0.71
UGIC                                                            0.27
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Occupancy Code                                               Percent
--------------------------------------------------------------------
NON OWNER                                                      11.04
OWNER OCCUPIED                                                 87.22
SECOND HOME                                                     1.73
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Property Type                                                Percent
--------------------------------------------------------------------
2-4 FAMILY                                                      6.33
CONDO                                                           9.47
PUD                                                            23.15
SINGLE FAMILY                                                  60.67
TOWNHOUSE                                                       0.38
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Purpose                                                      Percent
--------------------------------------------------------------------
CASHOUT REFI                                                   34.31
PURCHASE                                                       51.31
RATE/TERM REFI                                                 14.38
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Documentation Type                                           Percent
--------------------------------------------------------------------
FULL/ALT                                                       80.96
NO DOC                                                         19.04
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only                                                Percent
--------------------------------------------------------------------
N                                                              17.62
Y                                                              82.38
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Interest Only Term                                           Percent
--------------------------------------------------------------------
0.000                                                          17.62
36.000                                                         48.57
60.000                                                         33.81
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Silent                                                       Percent
--------------------------------------------------------------------
N                                                              53.20
Y                                                              46.80
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Prepay Flag                                                  Percent
--------------------------------------------------------------------
Y                                                             100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Prepay Term                                                  Percent
--------------------------------------------------------------------
24.000                                                          0.19
36.000                                                         99.81
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Feb 28, 2005 16:40                    Page 1 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


--------------------------------------------------------------------
DTI                                                          Percent
--------------------------------------------------------------------
<= 0.000                                                       19.04
0.001 - 10.000                                                  0.37
10.001 - 20.000                                                 2.04
20.001 - 30.000                                                11.05
30.001 - 40.000                                                22.18
40.001 - 50.000                                                39.72
50.001 - 60.000                                                 4.85
60.001 - 70.000                                                 0.75
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Conforming                                                   Percent
--------------------------------------------------------------------
CONFORMING                                                     67.28
NON CONFORMING                                                 32.72
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Arm Index                                                    Percent
--------------------------------------------------------------------
1 YEAR LIBOR                                                    7.84
1 YEAR TREASURY                                                52.54
6 MONTH LIBOR                                                  39.63
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Margins                                                      Percent
--------------------------------------------------------------------
2.501 - 3.000                                                  99.85
3.001 - 3.500                                                   0.15
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
First Adjustment Cap                                         Percent
--------------------------------------------------------------------
3.000                                                          59.21
5.000                                                          40.79
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Periodic Cap                                                 Percent
--------------------------------------------------------------------
1.000                                                          39.63
2.000                                                          60.37
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Max Rate                                                     Percent
--------------------------------------------------------------------
9.501 - 10.000                                                  0.09
10.001 - 10.500                                                 2.64
10.501 - 11.000                                                13.07
11.001 - 11.500                                                32.39
11.501 - 12.000                                                37.09
12.001 - 12.500                                                11.64
12.501 - 13.000                                                 2.61
13.001 - 13.500                                                 0.31
13.501 - 14.000                                                 0.15
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Floor Rate                                                   Percent
--------------------------------------------------------------------
2.501 - 3.000                                                  99.85
3.001 - 3.500                                                   0.15
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Number of Units                                              Percent
--------------------------------------------------------------------
1                                                              93.67
2                                                               3.67
3                                                               1.90
4                                                               0.76
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Product Type                                                 Percent
--------------------------------------------------------------------
3 YEAR ARM                                                     59.21
5 YEAR ARM                                                     40.79
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Employment Flag                                              Percent
--------------------------------------------------------------------
N                                                              73.64
Y                                                              26.36
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------
Originator                                                   Percent
--------------------------------------------------------------------
INDYMAC                                                       100.00
--------------------------------------------------------------------
Total:                                                        100.00
--------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Feb 28, 2005 16:40                    Page 2 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


-----------------------------------------------------------------
Stats
-----------------------------------------------------------------
Count: 200
Schedule Balance: $96,652,807.79
AverageSched Bal: $483,264.04
GrossWAC: 5.691
NetWAC: 5.323
OTERM: 360
RTERM: 356
ATERM: 354
AGE: 4
First CAP: 3.44
Periodic CAP: 2.00
MAXRATE: 11.22
MINRATE: 2.26
MTR: 54.24
MARGIN: 2.26
OLTV: 72.54
COLTV: 77.48
FICO: 700.456
-----------------------------------------------------------------


-----------------------------------------------------------------
Current Rate                                              Percent
-----------------------------------------------------------------
4.001 - 4.500                                                1.10
4.501 - 5.000                                               11.21
5.001 - 5.500                                               30.41
5.501 - 6.000                                               33.67
6.001 - 6.500                                               16.76
6.501 - 7.000                                                6.50
7.001 - 7.500                                                0.35
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Scheduled Balance                                         Percent
-----------------------------------------------------------------
200,000.01 - 250,000.00                                      0.25
275,000.01 - 350,000.00                                      7.07
350,000.01 - 400,000.00                                     27.51
400,000.01 - 450,000.00                                     11.53
450,000.01 - 500,000.00                                     13.74
500,000.01 - 550,000.00                                      4.39
550,000.01 - 600,000.00                                     11.45
600,000.01 - 750,000.00                                      7.47
750,000.01 - 850,000.00                                      4.18
850,000.01 - 950,000.00                                      4.66
950,000.01 - 1,000,000.00                                    4.13
1,000,000.01 - 1,250,000.00                                  3.63
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Original Term                                             Percent
-----------------------------------------------------------------
360                                                        100.00
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
RemTerm                                                   Percent
-----------------------------------------------------------------
350.000                                                      1.50
351.000                                                      5.59
352.000                                                      2.29
353.000                                                      4.42
355.000                                                      1.33
356.000                                                     22.64
357.000                                                     18.50
358.000                                                     41.82
359.000                                                      1.91
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Am WAM                                                    Percent
-----------------------------------------------------------------
0 - 59                                                      74.34
180 - 239                                                    0.25
300 - 359                                                   25.40
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Age                                                       Percent
-----------------------------------------------------------------
1                                                            1.91
2                                                           41.82
3                                                           18.50
4                                                           22.64
5                                                            1.33
7                                                            4.42
8                                                            2.29
9                                                            5.59
10                                                           1.50
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
States                                                    Percent
-----------------------------------------------------------------
CA                                                          52.33
FL                                                           8.48
NV                                                           5.38
MA                                                           4.57
NY                                                           4.22
IL                                                           2.78
NJ                                                           2.81
VA                                                           2.91
MD                                                           1.81
WA                                                           1.58
Other                                                       13.12
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Original LTV                                              Percent
-----------------------------------------------------------------
0.001 - 50.000                                               6.09
50.001 - 60.000                                              4.07
60.001 - 70.000                                             30.92
70.001 - 75.000                                             10.23
75.001 - 80.000                                             45.05
80.001 - 85.000                                              0.41
85.001 - 90.000                                              2.51
90.001 - 95.000                                              0.71
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Combined LTV                                              Percent
-----------------------------------------------------------------
0.001 - 50.000                                               5.06
50.001 - 60.000                                              2.40
60.001 - 70.000                                             26.14
70.001 - 75.000                                              6.36
75.001 - 80.000                                             26.31
80.001 - 85.000                                              2.43
85.001 - 90.000                                             20.05
90.001 - 95.000                                              8.82
95.001 - 100.000                                             2.42
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
FICO                                                      Percent
-----------------------------------------------------------------
600.000 - 619.999                                            1.67
620.000 - 639.999                                            4.55
640.000 - 659.999                                           13.90
660.000 - 679.999                                           18.88
680.000 - 699.999                                           16.35
700.000 - 719.999                                           12.76
720.000 - 739.999                                            8.25
740.000 - 759.999                                            6.49
760.000 - 779.999                                           10.00
780.000 - 799.999                                            6.76
800.000 - 819.999                                            0.40
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
PMI                                                       Percent
-----------------------------------------------------------------
GEMICO                                                       0.41
MORTGAGE GUARANTY INSURANCE CO                               0.41
OLTV <= 80 - NO MI                                          96.37
PMI MORTGAGE INSURANCE CO                                    1.63
REPUBLIC MORTGAGE INSUANCE CO                                0.77
UGIC                                                         0.41
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Occupancy Code                                            Percent
-----------------------------------------------------------------
NON OWNER                                                    6.62
OWNER OCCUPIED                                              86.72
SECOND HOME                                                  6.65
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Property Type                                             Percent
-----------------------------------------------------------------
2-4 FAMILY                                                   6.14
CONDO                                                       16.56
PUD                                                         25.75
SINGLE FAMILY                                               51.55
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Purpose                                                   Percent
-----------------------------------------------------------------
CASHOUT REFI                                                21.85
PURCHASE                                                    63.10
RATE/TERM REFI                                              15.06
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Documentation Type                                        Percent
-----------------------------------------------------------------
FULL/ALT                                                    90.22
NO DOC                                                       9.78
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Interest Only                                             Percent
-----------------------------------------------------------------
N                                                           25.66
Y                                                           74.34
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Interest Only Term                                        Percent
-----------------------------------------------------------------
0.000                                                       25.66
36.000                                                      45.02
60.000                                                       3.22
84.000                                                      25.51
120.000                                                      0.59
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Silent                                                    Percent
-----------------------------------------------------------------
N                                                           66.66
Y                                                           33.34
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Prepay Flag                                               Percent
-----------------------------------------------------------------
N                                                           99.06
Y                                                            0.94
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Prepay Term                                               Percent
-----------------------------------------------------------------
0.000                                                       99.06
60.000                                                       0.94
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Feb 28, 2005 16:40                    Page 1 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


-----------------------------------------------------------------
DTI                                                       Percent
-----------------------------------------------------------------
<= 0.000                                                    19.91
0.001 - 10.000                                               1.50
10.001 - 20.000                                              2.07
20.001 - 30.000                                             10.70
30.001 - 40.000                                             35.85
40.001 - 50.000                                             25.44
50.001 - 60.000                                              4.54
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Conforming                                                Percent
-----------------------------------------------------------------
CONFORMING                                                   9.94
NON CONFORMING                                              90.06
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Arm Index                                                 Percent
-----------------------------------------------------------------
1 YEAR LIBOR                                                99.46
1 YEAR TREASURY                                              0.54
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Margins                                                   Percent
-----------------------------------------------------------------
2.001 - 2.500                                               99.10
2.501 - 3.000                                                0.54
3.001 - 3.500                                                0.36
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
First Adjustment Cap                                      Percent
-----------------------------------------------------------------
2.000                                                       52.31
5.000                                                       47.18
6.000                                                        0.51
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Periodic Cap                                              Percent
-----------------------------------------------------------------
2.000                                                      100.00
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Max Rate                                                  Percent
-----------------------------------------------------------------
9.001 - 9.500                                                1.10
9.501 - 10.000                                               7.12
10.001 - 10.500                                             15.92
10.501 - 11.000                                             17.66
11.001 - 11.500                                             20.81
11.501 - 12.000                                             22.91
12.001 - 12.500                                             10.80
12.501 - 13.000                                              3.69
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Floor Rate                                                Percent
-----------------------------------------------------------------
2.001 - 2.500                                               98.49
2.501 - 3.000                                                1.16
3.001 - 3.500                                                0.36
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Number of Units                                           Percent
-----------------------------------------------------------------
1                                                           93.86
2                                                            4.94
3                                                            1.20
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Product Type                                              Percent
-----------------------------------------------------------------
10 YEAR ARM                                                  0.97
3 YEAR ARM                                                  52.92
5 YEAR ARM                                                   4.92
7 YEAR ARM                                                  41.19
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Employment Flag                                           Percent
-----------------------------------------------------------------
N                                                           71.13
Y                                                           28.87
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Originator                                                Percent
-----------------------------------------------------------------
COUNTRYWIDE                                                100.00
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Feb 28, 2005 16:40                    Page 2 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


-----------------------------------------------------------------
Stats
-----------------------------------------------------------------
Count: 1680
Schedule Balance: $413,116,459.62
AverageSched Bal: $245,902.65
GrossWAC: 5.838
NetWAC: 5.569
OTERM: 360
RTERM: 359
ATERM: 337
AGE: 1
First CAP: 4.55
Periodic CAP: 1.06
MAXRATE: 11.62
MINRATE: 2.68
MTR: 35.37
MARGIN: 2.68
OLTV: 78.32
COLTV: 87.75
FICO: 704.796
-----------------------------------------------------------------


-----------------------------------------------------------------
Current Rate                                              Percent
-----------------------------------------------------------------
4.001 - 4.500                                                1.31
4.501 - 5.000                                                7.69
5.001 - 5.500                                               21.86
5.501 - 6.000                                               35.58
6.001 - 6.500                                               23.42
6.501 - 7.000                                                8.42
7.001 - 7.500                                                1.56
7.501 - 8.000                                                0.05
8.001 - 8.500                                                0.10
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Scheduled Balance                                         Percent
-----------------------------------------------------------------
0.01 - 50,000.00                                             0.21
50,000.01 - 100,000.00                                       3.55
100,000.01 - 150,000.00                                     10.97
150,000.01 - 200,000.00                                     11.62
200,000.01 - 250,000.00                                     10.89
250,000.01 - 275,000.00                                      6.10
275,000.01 - 350,000.00                                     14.48
350,000.01 - 400,000.00                                      7.86
400,000.01 - 450,000.00                                      9.44
450,000.01 - 500,000.00                                      7.67
500,000.01 - 550,000.00                                      4.05
550,000.01 - 600,000.00                                      3.48
600,000.01 - 750,000.00                                      6.33
750,000.01 - 850,000.00                                      1.16
850,000.01 - 950,000.00                                      0.87
950,000.01 - 1,000,000.00                                    0.73
1,000,000.01 - 1,250,000.00                                  0.26
1,250,000.01 - 1,500,000.00                                  0.33
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Original Term                                             Percent
-----------------------------------------------------------------
360                                                        100.00
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
RemTerm                                                   Percent
-----------------------------------------------------------------
351.000                                                      0.02
352.000                                                      0.04
353.000                                                      0.09
354.000                                                      0.72
355.000                                                      1.04
356.000                                                      0.88
357.000                                                      7.63
358.000                                                     53.32
359.000                                                      5.06
360.000                                                     31.20
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Am WAM                                                    Percent
-----------------------------------------------------------------
0 - 59                                                      89.55
120 - 179                                                    0.11
180 - 239                                                    0.80
240 - 299                                                    0.86
300 - 359                                                    6.40
360 >=                                                       2.27
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Age                                                       Percent
-----------------------------------------------------------------
0                                                           31.20
1                                                            5.06
2                                                           53.32
3                                                            7.63
4                                                            0.88
5                                                            1.04
6                                                            0.72
7                                                            0.09
8                                                            0.04
9                                                            0.02
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
States                                                    Percent
-----------------------------------------------------------------
CA                                                          37.53
AZ                                                           5.69
FL                                                           4.91
IL                                                           5.54
NV                                                           5.20
WA                                                           3.81
OR                                                           3.45
CO                                                           3.58
TX                                                           2.60
VA                                                           4.09
Other                                                       23.61
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Original LTV                                              Percent
-----------------------------------------------------------------
0.001 - 50.000                                               0.74
50.001 - 60.000                                              1.70
60.001 - 70.000                                              6.84
70.001 - 75.000                                              8.44
75.001 - 80.000                                             77.52
80.001 - 85.000                                              0.43
85.001 - 90.000                                              2.40
90.001 - 95.000                                              1.93
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Combined LTV                                              Percent
-----------------------------------------------------------------
0.001 - 50.000                                               0.45
50.001 - 60.000                                              1.27
60.001 - 70.000                                              3.53
70.001 - 75.000                                              4.25
75.001 - 80.000                                             20.99
80.001 - 85.000                                              2.75
85.001 - 90.000                                             31.06
90.001 - 95.000                                             25.21
95.001 - 100.000                                            10.48
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
FICO                                                      Percent
-----------------------------------------------------------------
620.000 - 639.999                                            2.87
640.000 - 659.999                                           10.86
660.000 - 679.999                                           16.42
680.000 - 699.999                                           18.59
700.000 - 719.999                                           18.03
720.000 - 739.999                                           11.79
740.000 - 759.999                                            9.68
760.000 - 779.999                                            6.88
780.000 - 799.999                                            3.70
800.000 - 819.999                                            1.18
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
PMI                                                       Percent
-----------------------------------------------------------------
MORTGAGE GUARANTY INSURANCE CO                               0.20
OLTV <= 80 - NO MI                                          95.24
PMI MORTGAGE INSURANCE CO                                    2.75
RADIAN                                                       1.74
UGIC                                                         0.07
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Occupancy Code                                            Percent
-----------------------------------------------------------------
NON OWNER                                                   33.75
OWNER OCCUPIED                                              64.02
SECOND HOME                                                  2.23
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Property Type                                             Percent
-----------------------------------------------------------------
2-4 FAMILY                                                  15.32
CONDO                                                        8.32
HI-RISE CONDO                                                1.72
PUD ATTACHED                                                 3.24
PUD DETACHED                                                18.53
SINGLE FAMILY ATTACHED                                       1.84
SINGLE FAMILY DETACHED                                      51.04
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Purpose                                                   Percent
-----------------------------------------------------------------
CASHOUT REFI                                                21.83
PURCHASE                                                    59.72
RATE/TERM REFI                                              18.45
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Documentation Type                                        Percent
-----------------------------------------------------------------
FULL/ALT                                                    20.63
NO DOC                                                       4.88
STATED                                                      74.49
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Interest Only                                             Percent
-----------------------------------------------------------------
N                                                           10.45
Y                                                           89.55
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Interest Only Term                                        Percent
-----------------------------------------------------------------
0.000                                                       10.45
36.000                                                       0.92
60.000                                                       3.75
84.000                                                       0.15
120.000                                                     84.73
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Silent                                                    Percent
-----------------------------------------------------------------
N                                                           34.12
Y                                                           65.88
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Prepay Flag                                               Percent
-----------------------------------------------------------------
N                                                           67.07
Y                                                           32.93
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Feb 28, 2005 16:40                    Page 1 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


-----------------------------------------------------------------
Prepay Term                                               Percent
-----------------------------------------------------------------
0.000                                                       67.07
12.000                                                       0.18
30.000                                                       0.08
36.000                                                      32.04
42.000                                                       0.59
60.000                                                       0.05
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
DTI                                                       Percent
-----------------------------------------------------------------
<= 0.000                                                     4.84
0.001 - 10.000                                               0.25
10.001 - 20.000                                              3.28
20.001 - 30.000                                             16.78
30.001 - 40.000                                             59.90
40.001 - 50.000                                             14.95
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Conforming                                                Percent
-----------------------------------------------------------------
CONFORMING                                                  65.59
NON CONFORMING                                              34.41
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Arm Index                                                 Percent
-----------------------------------------------------------------
1 YEAR LIBOR                                                46.24
6 MONTH LIBOR                                               53.76
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Margins                                                   Percent
-----------------------------------------------------------------
1.501 - 2.000                                                6.51
2.001 - 2.500                                                8.68
2.501 - 3.000                                               84.81
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
First Adjustment Cap                                      Percent
-----------------------------------------------------------------
1.000                                                        6.51
2.000                                                        6.20
5.000                                                       87.29
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Periodic Cap                                              Percent
-----------------------------------------------------------------
1.000                                                       93.80
2.000                                                        6.20
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Max Rate                                                  Percent
-----------------------------------------------------------------
9.501 - 10.000                                               0.35
10.001 - 10.500                                              3.09
10.501 - 11.000                                             19.18
11.001 - 11.500                                             23.16
11.501 - 12.000                                             30.16
12.001 - 12.500                                             17.74
12.501 - 13.000                                              5.32
13.001 - 13.500                                              0.88
13.501 - 14.000                                              0.03
14.001 - 14.500                                              0.10
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Floor Rate                                                Percent
-----------------------------------------------------------------
1.501 - 2.000                                                6.51
2.001 - 2.500                                                8.68
2.501 - 3.000                                               84.81
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Number of Units                                           Percent
-----------------------------------------------------------------
1                                                           84.52
2                                                            6.12
3                                                            4.27
4                                                            5.09
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Product Type                                              Percent
-----------------------------------------------------------------
1 YEAR ARM                                                   8.53
10 YEAR ARM                                                  0.49
3 YEAR ARM                                                  66.57
5 YEAR ARM                                                  17.39
6 MONTH ARM                                                  6.51
7 YEAR ARM                                                   0.52
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Employment Flag                                           Percent
-----------------------------------------------------------------
N                                                           65.94
Y                                                           34.06
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Originator                                                Percent
-----------------------------------------------------------------
GREENPOINT                                                 100.00
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Feb 28, 2005 16:40                    Page 2 of 2

Goldman Sachs               February Alt A Position               SCHEDBAL gt 0; DROPLOANSBUCKET in 'IN POOL'; DEAL in 'GSAA_05_04'
                                   GSAA-05-04
===================================================================================================================================

--------------------------------------------------------------------------------------------------------
FICO
LTV         Below 65       65-67     68-70      71-73     74-76     77-79     80-82      83-85     86-88
--------------------------------------------------------------------------------------------------------
0 - 19         0.000       0.000     0.000      0.000     0.000     0.000     0.008      0.000     0.000
600 - 619      0.000       0.000     0.060      0.000     0.000     0.000     0.209      0.000     0.000
620 - 639      0.360       0.071     0.453      0.317     0.514     0.342     1.958      0.067     0.000
640 - 659      1.224       0.396     0.805      0.332     1.550     1.062     6.416      0.000     0.026
660 - 679      1.109       0.882     1.033      0.528     1.212     1.323    10.050      0.122     0.000
680 - 699      0.999       0.336     1.317      0.399     1.087     1.377    11.627      0.075     0.063
700 - 719      1.020       0.198     1.369      0.398     0.440     1.068    10.910      0.038     0.036
720 - 739      0.673       0.168     0.283      0.212     0.932     0.956     7.681      0.000     0.017
740 - 759      0.342       0.287     0.619      0.156     0.795     0.351     5.369      0.059     0.051
760 - 779      0.615       0.280     0.348      0.152     0.453     0.376     4.480      0.078     0.067
780 - 799      0.309       0.010     0.000      0.145     0.590     0.178     2.743      0.013     0.000
800 - 819      0.029       0.000     0.031      0.000     0.000     0.114     0.623      0.000     0.000
--------------------------------------------------------------------------------------------------------
Total:         6.680       2.629     6.318      2.640     7.571     7.148    62.073      0.453     0.260
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
FICO
LTV            89-91     92-94     95-97    98-100    101-103    104-106    107-109        110+
-----------------------------------------------------------------------------------------------
0 - 19         0.000     0.000     0.000     0.000      0.000      0.000      0.000       0.000
600 - 619      0.000     0.000     0.000     0.000      0.000      0.000      0.000       0.000
620 - 639      0.117     0.000     0.109     0.000      0.000      0.000      0.000       0.000
640 - 659      0.150     0.000     0.095     0.000      0.000      0.000      0.000       0.000
660 - 679      0.501     0.000     0.317     0.000      0.000      0.000      0.000       0.000
680 - 699      0.206     0.064     0.618     0.000      0.000      0.000      0.000       0.000
700 - 719      0.291     0.090     0.217     0.000      0.000      0.000      0.000       0.000
720 - 739      0.240     0.000     0.190     0.000      0.000      0.000      0.000       0.000
740 - 759      0.263     0.000     0.299     0.000      0.000      0.000      0.000       0.000
760 - 779      0.112     0.000     0.065     0.000      0.000      0.000      0.000       0.000
780 - 799      0.069     0.000     0.041     0.000      0.000      0.000      0.000       0.000
800 - 819      0.104     0.000     0.070     0.000      0.000      0.000      0.000       0.000
-----------------------------------------------------------------------------------------------
Total:         2.054     0.154     2.020     0.000      0.000      0.000      0.000       0.000
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets
================================================================================
Rohan Duggal                   Feb 28, 2005 15:52                    Page 1 of 1
212-357-2358
rohan.duggal@gs.com

Goldman Sachs               February Alt A Position               SCHEDBAL gt 0; DROPLOANSBUCKET in 'IN POOL'; DEAL in 'GSAA_05_04'
                                   GSAA-05-04
===================================================================================================================================

-------------------------------------------------------------------------------------------------------------
DTI
LTV                Below 65    65-67      68-70     71-73     74-76     77-79     80-82       83-85     86-88
-------------------------------------------------------------------------------------------------------------
0.000 & Below      1.299       0.368      1.086     0.401     0.943     0.717     3.026       0.071     0.118
0.001 - 5.000      0.005       0.084      0.000     0.000     0.000     0.000     0.008       0.000     0.000
5.001 - 10.000     0.000       0.000      0.130     0.000     0.060     0.000     0.158       0.000     0.000
10.001 - 15.000    0.000       0.074      0.000     0.000     0.054     0.057     0.294       0.000     0.000
15.001 - 20.000    0.075       0.195      0.144     0.031     0.086     0.315     1.539       0.030     0.000
20.001 - 25.000    0.135       0.365      0.192     0.085     0.479     0.687     2.631       0.000     0.000
25.001 - 30.000    0.646       0.256      0.811     0.267     0.676     0.651     6.492       0.035     0.025
30.001 - 35.000    1.212       0.573      1.418     0.663     2.051     1.637    12.808       0.000     0.026
35.001 - 40.000    1.744       0.280      1.526     0.646     1.595     1.799    21.155       0.061     0.027
40.001 - 45.000    1.218       0.218      0.803     0.188     1.310     0.948    10.001       0.122     0.063
45.001 - 50.000    0.196       0.000      0.208     0.216     0.317     0.337     2.966       0.134     0.000
50.001 - 55.000    0.038       0.125      0.000     0.101     0.000     0.000     0.668       0.000     0.000
55.001 - 60.000    0.112       0.090      0.000     0.000     0.000     0.000     0.257       0.000     0.000
60.001 - 65.000    0.000       0.000      0.000     0.041     0.000     0.000     0.069       0.000     0.000
-------------------------------------------------------------------------------------------------------------
Total:             6.680       2.629      6.318     2.640     7.571     7.148    62.073       0.453     0.260
-------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
DTI
LTV                89-91     92-94      95-97    98-100   101-103    104-106     107-109       110+
---------------------------------------------------------------------------------------------------
0.000 & Below      0.638     0.000      0.704     0.000     0.000      0.000       0.000      0.000
0.001 - 5.000      0.000     0.000      0.000     0.000     0.000      0.000       0.000      0.000
5.001 - 10.000     0.025     0.000      0.000     0.000     0.000      0.000       0.000      0.000
10.001 - 15.000    0.000     0.000      0.000     0.000     0.000      0.000       0.000      0.000
15.001 - 20.000    0.007     0.000      0.000     0.000     0.000      0.000       0.000      0.000
20.001 - 25.000    0.090     0.000      0.021     0.000     0.000      0.000       0.000      0.000
25.001 - 30.000    0.185     0.036      0.181     0.000     0.000      0.000       0.000      0.000
30.001 - 35.000    0.256     0.040      0.239     0.000     0.000      0.000       0.000      0.000
35.001 - 40.000    0.368     0.024      0.294     0.000     0.000      0.000       0.000      0.000
40.001 - 45.000    0.380     0.013      0.228     0.000     0.000      0.000       0.000      0.000
45.001 - 50.000    0.104     0.040      0.295     0.000     0.000      0.000       0.000      0.000
50.001 - 55.000    0.000     0.000      0.058     0.000     0.000      0.000       0.000      0.000
55.001 - 60.000    0.000     0.000      0.000     0.000     0.000      0.000       0.000      0.000
60.001 - 65.000    0.000     0.000      0.000     0.000     0.000      0.000       0.000      0.000
---------------------------------------------------------------------------------------------------
Total:             2.054     0.154      2.020     0.000     0.000      0.000       0.000      0.000
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets
================================================================================
Rohan Duggal                   Feb 28, 2005 15:59                    Page 1 of 1
212-357-2358
rohan.duggal@gs.com

Goldman Sachs               February Alt A Position               SCHEDBAL gt 0; DROPLOANSBUCKET in 'IN POOL'; DEAL in 'GSAA_05_04'
                                   GSAA-05-04
===================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
FICO BALANCE MATRIX     Below 50K  50K - 100K  100K - 150K  150K - 200K  200K - 250K  250K - 300K  300K - 350K  350K - 400K
---------------------------------------------------------------------------------------------------------------------------
0.000 & Below               0.008       0.000        0.000        0.000        0.000        0.000        0.000        0.000
600.001 - 620.000           0.000       0.000        0.000        0.000        0.071        0.049        0.111        0.181
620.001 - 640.000           0.000       0.116        0.314        0.357        0.600        0.764        0.269        0.441
640.001 - 660.000           0.007       0.168        0.672        0.865        1.172        1.259        1.736        1.895
660.001 - 680.000           0.026       0.379        1.569        1.405        1.478        1.310        1.558        2.214
680.001 - 700.000           0.027       0.395        1.380        1.963        1.950        1.386        1.908        1.698
700.001 - 720.000           0.034       0.533        1.408        1.509        1.815        1.502        1.568        1.677
720.001 - 740.000           0.029       0.434        1.303        1.311        1.116        0.767        1.239        0.937
740.001 - 760.000           0.009       0.251        1.083        1.292        1.007        0.869        0.960        0.627
760.001 - 780.000           0.008       0.271        0.735        0.933        0.483        0.782        0.593        0.885
780.001 - 800.000           0.010       0.120        0.524        0.446        0.179        0.275        0.340        0.380
800.001 - 820.000           0.000       0.053        0.145        0.117        0.108        0.187        0.110        0.064
---------------------------------------------------------------------------------------------------------------------------
Total:                      0.159       2.720        9.132       10.200        9.980        9.149       10.390       10.999
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
FICO BALANCE MATRIX   400K - 450K  450K - 500K  500K - 550K  550K - 600K  600K - 650K  650K - 700K  700K & Above
----------------------------------------------------------------------------------------------------------------
0.000 & Below               0.000        0.000        0.000        0.000        0.000        0.000         0.000
600.001 - 620.000           0.070        0.079        0.000        0.097        0.000        0.000         0.000
620.001 - 640.000           0.417        0.396        0.274        0.391        0.316        0.000         0.166
640.001 - 660.000           1.720        0.950        1.225        0.663        0.325        0.334         0.167
660.001 - 680.000           1.977        1.840        0.951        0.567        0.836        0.230         1.336
680.001 - 700.000           1.919        1.684        0.872        0.572        1.166        0.217         1.567
700.001 - 720.000           1.776        1.035        0.436        1.080        0.637        0.557         1.060
720.001 - 740.000           0.847        0.794        0.431        0.487        0.625        0.227         0.790
740.001 - 760.000           0.502        1.203        0.254        0.198        0.325        0.109         0.591
760.001 - 780.000           0.425        0.485        0.342        0.488        0.100        0.000         0.588
780.001 - 800.000           0.287        0.160        0.265        0.188        0.316        0.000         0.516
800.001 - 820.000           0.000        0.082        0.000        0.000        0.104        0.000         0.000
----------------------------------------------------------------------------------------------------------------
Total:                      9.938        8.708        5.050        4.731        4.752        1.674         6.782
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets
================================================================================
Rohan Duggal                   Feb 28, 2005 17:46                    Page 1 of 1
212-357-2358
rohan.duggal@gs.com

Goldman Sachs               February Alt A Position               SCHEDBAL gt 0; DROPLOANSBUCKET in 'IN POOL'; DEAL in 'GSAA_05_04'
                                   GSAA-05-04
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
DTI BALANCE MATRIX     Below 50K   50K - 100K   100K - 150K   150K - 200K    200K - 250K   250K - 300K   300K - 350K   350K - 400K
----------------------------------------------------------------------------------------------------------------------------------
0.000 & Below              0.014        0.182         0.528         0.877          0.744         0.629         1.077         1.255
0.001 - 5.000              0.013        0.000         0.000         0.000          0.000         0.000         0.000         0.000
5.001 - 10.000             0.000        0.000         0.066         0.082          0.000         0.000         0.000         0.127
10.001 - 15.000            0.000        0.036         0.166         0.026          0.034         0.141         0.000         0.000
15.001 - 20.000            0.027        0.058         0.225         0.443          0.333         0.142         0.335         0.187
20.001 - 25.000            0.007        0.276         0.679         0.452          0.584         0.494         0.325         0.445
25.001 - 30.000            0.019        0.363         1.321         1.238          1.493         1.139         0.753         0.686
30.001 - 35.000            0.028        0.538         2.044         1.700          1.981         1.635         2.121         1.962
35.001 - 40.000            0.051        0.961         2.772         3.337          2.840         2.991         3.620         3.175
40.001 - 45.000            0.000        0.229         0.880         1.402          1.300         1.333         1.409         2.283
45.001 - 50.000            0.000        0.077         0.348         0.494          0.485         0.454         0.637         0.689
50.001 - 55.000            0.000        0.000         0.080         0.116          0.108         0.097         0.113         0.127
55.001 - 60.000            0.000        0.000         0.022         0.000          0.000         0.093         0.000         0.062
60.001 - 65.000            0.000        0.000         0.000         0.032          0.078         0.000         0.000         0.000
----------------------------------------------------------------------------------------------------------------------------------
Total:                     0.159        2.720         9.132        10.200          9.980         9.149        10.390        10.999
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
DTI BALANCE MATRIX   400K - 450K   450K - 500K    500K - 550K   550K - 600K    600K - 650K   650K - 700K  700K & Above
----------------------------------------------------------------------------------------------------------------------
0.000 & Below              0.977         1.507          0.602         0.780          0.420         0.114         0.160
0.001 - 5.000              0.000         0.084          0.084         0.000          0.000         0.000         0.000
5.001 - 10.000             0.067         0.000          0.000         0.098          0.000         0.000         0.000
10.001 - 15.000            0.074         0.000          0.000         0.000          0.000         0.000         0.000
15.001 - 20.000            0.214         0.157          0.257         0.000          0.000         0.000         0.128
20.001 - 25.000            0.365         0.156          0.173         0.189          0.313         0.000         0.304
25.001 - 30.000            0.703         0.961          0.177         0.394          0.517         0.000         0.792
30.001 - 35.000            2.361         1.611          1.223         1.078          0.629         0.336         2.286
35.001 - 40.000            3.618         1.915          1.228         1.431          1.482         0.569         1.151
40.001 - 45.000            1.074         1.924          1.041         0.570          1.178         0.435         1.246
45.001 - 50.000            0.341         0.234          0.175         0.191          0.213         0.109         0.590
50.001 - 55.000            0.145         0.078          0.000         0.000          0.000         0.000         0.125
55.001 - 60.000            0.000         0.080          0.090         0.000          0.000         0.112         0.000
60.001 - 65.000            0.000         0.000          0.000         0.000          0.000         0.000         0.000
----------------------------------------------------------------------------------------------------------------------
Total:                     9.938         8.708          5.050         4.731          4.752         1.674         6.782
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets
================================================================================
Rohan Duggal                   Feb 28, 2005 17:46                    Page 1 of 1
212-357-2358
rohan.duggal@gs.com

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


-----------------------------------------------------------------
Stats
-----------------------------------------------------------------
Count: 2232
Schedule Balance: $598,152,333.02
AverageSched Bal: $267,989.40
GrossWAC: 5.777
NetWAC: 5.476
OTERM: 360
RTERM: 358
ATERM: 346
AGE: 2
First CAP: 4.26
Periodic CAP: 1.29
MAXRATE: 11.55
MINRATE: 2.62
MTR: 39.55
MARGIN: 2.62
OLTV: 77.21
COLTV: 85.63
FICO: 701.929
-----------------------------------------------------------------


-----------------------------------------------------------------
Current Rate                                              Percent
-----------------------------------------------------------------
3.501 - 4.000                                                0.01
4.001 - 4.500                                                1.48
4.501 - 5.000                                                9.06
5.001 - 5.500                                               24.80
5.501 - 6.000                                               35.49
6.001 - 6.500                                               20.60
6.501 - 7.000                                                7.25
7.001 - 7.500                                                1.18
7.501 - 8.000                                                0.05
8.001 - 8.500                                                0.07
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Scheduled Balance                                         Percent
-----------------------------------------------------------------
0.01 - 50,000.00                                             0.16
50,000.01 - 100,000.00                                       2.72
100,000.01 - 150,000.00                                      9.03
150,000.01 - 200,000.00                                     10.07
200,000.01 - 250,000.00                                      9.58
250,000.01 - 275,000.00                                      5.18
275,000.01 - 350,000.00                                     13.83
350,000.01 - 400,000.00                                     10.94
400,000.01 - 450,000.00                                      8.87
450,000.01 - 500,000.00                                      8.56
500,000.01 - 550,000.00                                      4.38
550,000.01 - 600,000.00                                      4.55
600,000.01 - 750,000.00                                      6.56
750,000.01 - 850,000.00                                      1.75
850,000.01 - 950,000.00                                      1.51
950,000.01 - 1,000,000.00                                    1.33
1,000,000.01 - 1,250,000.00                                  0.77
1,250,000.01 - 1,500,000.00                                  0.23
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Original Term                                             Percent
-----------------------------------------------------------------
360                                                        100.00
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
RemTerm                                                   Percent
-----------------------------------------------------------------
350.000                                                      0.24
351.000                                                      0.93
352.000                                                      0.40
353.000                                                      0.81
354.000                                                      0.51
355.000                                                      1.17
356.000                                                      6.58
357.000                                                     14.50
358.000                                                     49.41
359.000                                                      3.90
360.000                                                     21.55
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Am WAM                                                    Percent
-----------------------------------------------------------------
0 - 59                                                      86.04
120 - 179                                                    0.07
180 - 239                                                    0.60
240 - 299                                                    0.60
300 - 359                                                   11.13
360 >=                                                       1.57
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Age                                                       Percent
-----------------------------------------------------------------
0                                                           21.55
1                                                            3.90
2                                                           49.41
3                                                           14.50
4                                                            6.58
5                                                            1.17
6                                                            0.51
7                                                            0.81
8                                                            0.40
9                                                            0.93
10                                                           0.24
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
States                                                    Percent
-----------------------------------------------------------------
CA                                                          40.73
FL                                                           7.18
AZ                                                           4.93
IL                                                           4.60
NV                                                           4.93
CO                                                           3.50
WA                                                           3.42
TX                                                           1.95
VA                                                           3.59
OR                                                           2.51
Other                                                       22.65
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Original LTV                                              Percent
-----------------------------------------------------------------
0.001 - 50.000                                               1.83
50.001 - 60.000                                              2.40
60.001 - 70.000                                             10.95
70.001 - 75.000                                              9.28
75.001 - 80.000                                             70.57
80.001 - 85.000                                              0.45
85.001 - 90.000                                              2.32
90.001 - 95.000                                              2.20
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Combined LTV                                              Percent
-----------------------------------------------------------------
0.001 - 50.000                                               1.47
50.001 - 60.000                                              1.78
60.001 - 70.000                                              7.72
70.001 - 75.000                                              5.34
75.001 - 80.000                                             22.34
80.001 - 85.000                                              2.82
85.001 - 90.000                                             26.45
90.001 - 95.000                                             21.12
95.001 - 100.000                                            10.96
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
FICO                                                      Percent
-----------------------------------------------------------------
<= 519.999                                                   0.01
600.000 - 619.999                                            0.21
620.000 - 639.999                                            4.30
640.000 - 659.999                                           11.98
660.000 - 679.999                                           17.17
680.000 - 699.999                                           18.28
700.000 - 719.999                                           16.24
720.000 - 739.999                                           11.41
740.000 - 759.999                                            8.53
760.000 - 779.999                                            7.01
780.000 - 799.999                                            3.90
800.000 - 819.999                                            0.97
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
PMI                                                       Percent
-----------------------------------------------------------------
GEMICO                                                       0.07
MORTGAGE GUARANTY INSURANCE CO                               0.26
OLTV <= 80 - NO MI                                          95.03
PMI MORTGAGE INSURANCE CO                                    2.69
RADIAN                                                       1.57
REPUBLIC MORTGAGE INSUANCE CO                                0.23
UGIC                                                         0.16
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Occupancy Code                                            Percent
-----------------------------------------------------------------
NON OWNER                                                   26.01
OWNER OCCUPIED                                              71.12
SECOND HOME                                                  2.87
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Property Type                                             Percent
-----------------------------------------------------------------
2-4 FAMILY                                                  12.51
CONDO                                                        9.82
HI-RISE CONDO                                                1.19
PUD                                                          7.58
PUD ATTACHED                                                 2.24
PUD DETACHED                                                12.80
SINGLE FAMILY                                               17.29
SINGLE FAMILY ATTACHED                                       1.27
SINGLE FAMILY DETACHED                                      35.25
TOWNHOUSE                                                    0.06
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Purpose                                                   Percent
-----------------------------------------------------------------
CASHOUT REFI                                                23.67
PURCHASE                                                    59.02
RATE/TERM REFI                                              17.30
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Documentation Type                                        Percent
-----------------------------------------------------------------
FULL/ALT                                                    40.79
NO DOC                                                       7.77
STATED                                                      51.45
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Interest Only                                             Percent
-----------------------------------------------------------------
N                                                           13.96
Y                                                           86.04
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Feb 28, 2005 08:18                    Page 1 of 2

Goldman Sachs                      GSAA_05_04
                                    February
================================================================================


-----------------------------------------------------------------
Interest Only Term                                        Percent
-----------------------------------------------------------------
0.000                                                       13.96
36.000                                                      14.45
60.000                                                       7.78
84.000                                                       4.12
120.000                                                     59.68
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Silent                                                    Percent
-----------------------------------------------------------------
N                                                           42.20
Y                                                           57.80
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Prepay Flag                                               Percent
-----------------------------------------------------------------
N                                                           62.33
Y                                                           37.67
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Prepay Term                                               Percent
-----------------------------------------------------------------
0.000                                                       62.33
12.000                                                       0.12
24.000                                                       0.03
30.000                                                       0.05
36.000                                                      36.88
42.000                                                       0.41
60.000                                                       0.18
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
DTI                                                       Percent
-----------------------------------------------------------------
<= 0.000                                                     9.37
0.001 - 10.000                                               0.47
10.001 - 20.000                                              2.90
20.001 - 30.000                                             14.95
30.001 - 40.000                                             50.44
40.001 - 50.000                                             20.31
50.001 - 60.000                                              1.45
60.001 - 70.000                                              0.11
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Conforming                                                Percent
-----------------------------------------------------------------
CONFORMING                                                  56.85
NON CONFORMING                                              43.15
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Arm Index                                                 Percent
-----------------------------------------------------------------
1 YEAR LIBOR                                                49.16
1 YEAR TREASURY                                              7.85
6 MONTH LIBOR                                               42.99
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Margins                                                   Percent
-----------------------------------------------------------------
1.501 - 2.000                                                4.50
2.001 - 2.500                                               22.01
2.501 - 3.000                                               73.42
3.001 - 3.500                                                0.08
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
First Adjustment Cap                                      Percent
-----------------------------------------------------------------
1.000                                                        4.50
2.000                                                       12.73
3.000                                                        8.75
5.000                                                       73.94
6.000                                                        0.08
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Periodic Cap                                              Percent
-----------------------------------------------------------------
1.000                                                       70.64
2.000                                                       29.36
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Max Rate                                                  Percent
-----------------------------------------------------------------
9.001 - 9.500                                                0.18
9.501 - 10.000                                               1.40
10.001 - 10.500                                              5.10
10.501 - 11.000                                             18.03
11.001 - 11.500                                             24.14
11.501 - 12.000                                             30.01
12.001 - 12.500                                             15.72
12.501 - 13.000                                              4.65
13.001 - 13.500                                              0.65
13.501 - 14.000                                              0.04
14.001 - 14.500                                              0.07
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Floor Rate                                                Percent
-----------------------------------------------------------------
1.501 - 2.000                                                4.50
2.001 - 2.500                                               21.91
2.501 - 3.000                                               73.52
3.001 - 3.500                                                0.08
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Number of Units                                           Percent
-----------------------------------------------------------------
1                                                           87.38
2                                                            5.57
3                                                            3.42
4                                                            3.63
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Product Type                                              Percent
-----------------------------------------------------------------
1 YEAR ARM                                                   5.89
10 YEAR ARM                                                  0.49
3 YEAR ARM                                                  63.28
5 YEAR ARM                                                  18.83
6 MONTH ARM                                                  4.50
7 YEAR ARM                                                   7.01
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Employment Flag                                           Percent
-----------------------------------------------------------------
N                                                           67.92
Y                                                           32.08
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


-----------------------------------------------------------------
Originator                                                Percent
-----------------------------------------------------------------
COUNTRYWIDE                                                 16.16
GREENPOINT                                                  69.07
INDYMAC                                                     14.78
-----------------------------------------------------------------
Total:                                                     100.00
-----------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Feb 28, 2005 08:18                    Page 1 of 2

-------------------------------------------------------------------------------
                       COUNTRYWIDE     GREENPOINT       INDYMAC     AGGREGATE:
-------------------------------------------------------------------------------
FICO avg                    698.73         708.68        688.08         704.54
FICO stdev                   6.22%           2.87         10.82          4.58%
FICO <640 %                 39.00%          30.15         44.64         33.72%
FICO <680%                   47.31          41.52         57.21           45.5
CLTV avg                        78          88.09         86.27           86.9
CLTV >80%                   33.73%          69.51         53.41         61.35%
SS CLTV %                    90.16          92.75         94.83          92.76
Full Doc %                  90.22%          20.63         80.96         40.79%
Loan Bal avg           $483,264.04     245,902.65    251,088.25    $267,989.40
% Jumbo                      9.94%          65.59         67.28         56.85%
DTI %                        36.88           34.5         39.16          35.45
Purch %                     63.10%          59.72         51.31         59.02%
Cash Out %                  21.85%          21.83         34.31         23.67%
Fxd %                        0.00%              0             0          0.00%
3 yr ARM >= %               52.92%          66.57         59.21         63.28%
WAC avg                       5.71           5.85          5.62            5.8
WAC stdev                     0.57           0.57          0.58           0.58
1st Lien %                 100.00%            100           100        100.00%
MI %                         3.63%           4.76          7.42          4.97%
CA %                        52.33%          37.53         43.02         40.73%
Invt Prop %                  6.62%          33.75         11.04         26.01%
IO %                        74.34%          89.55         82.38         86.04%
IO non-Full Doc %            8.31%          71.09         12.81         52.34%
Multi-Fam %                  6.14%          15.32          6.33         12.51%
Prim Occ %                  86.72%          64.02         87.22         71.12%
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Originator/ Source     % Bal.   WA LTV   WA CLTV   WA SS CLTV      FICO    WAC      Purch    Invt Prop %    CA%      1st Lien
-------------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE            16.16%   72.543    77.477       90.156    700.46   5.69      63.10%         6.62%   52.33%      100.00%
GREENPOINT              69.07   78.318    87.751       92.749     704.8   5.84       59.72         33.75    37.53          100
INDYMAC                 14.78   77.142    84.649       94.831    690.71   5.59       51.31         11.04    43.02          100
-------------------------------------------------------------------------------------------------------------------------------
Total:                100.00%   77.211    85.633       92.757    702.02   5.78      59.02%        26.01%   40.73%      100.00%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Originator/ Source    % with S.2nd   Full Doc     DTI %      IO%     MI %
--------------------------------------------------------------------------
COUNTRYWIDE                 33.34%      90.22%    74.34%    36.88%   3.63%
GREENPOINT                   65.88       20.63     89.55      34.5    4.76
INDYMAC                       46.8       80.96     82.38     39.16    7.42
--------------------------------------------------------------------------
Total:                      57.80%      40.79%    86.04%    35.45%   4.97%
--------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Occupancy              % Bal.    WALTV    WACLTV   WA SS CLTV    WAFICO    WAC     Purch %   Invt Prop %    CA%     1st Lien %
-------------------------------------------------------------------------------------------------------------------------------
NON OWNER              26.01%   77.837    84.982       90.981    720.14   6.01      72.19%       100.00%   34.47%      100.00%
OWNER OCCUPIED          71.12   77.068    86.023       93.518    694.91   5.69       53.43             0     43.7          100
SECOND HOME              2.87   75.088     81.86       90.021    713.97   5.85        78.3             0    24.02          100
-------------------------------------------------------------------------------------------------------------------------------
Total:                100.00%   77.211    85.633       92.757    702.02   5.78      59.02%        26.01%   40.73%      100.00%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Occupancy             % with S.2nd   Full Doc      IO%      DTI %    MI %
--------------------------------------------------------------------------
NON OWNER                   58.69%      36.01%    88.08%    32.92%   3.30%
OWNER OCCUPIED               57.68          42     85.44     36.45    5.75
SECOND HOME                  52.79       54.03     82.31     36.45    0.93
--------------------------------------------------------------------------
Total:                      57.80%      40.79%    86.04%    35.45%   4.97%
--------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Documentation          % Bal.    WALTV    WACLTV   WA SS CLTV    WAFICO    WAC     Purch %   Invt Prop %    CA%     1st Lien %
-------------------------------------------------------------------------------------------------------------------------------
FULL/ALT               40.79%   76.408    85.105       93.241    699.58   5.64      60.02%        22.97%   38.63%      100.00%
NO DOC                   7.77   75.964     76.82       89.954    702.81   6.06       52.22          6.21    44.38          100
STATED                  51.45   78.036    87.382       92.453    703.83   5.84       59.26         31.42    41.85          100
-------------------------------------------------------------------------------------------------------------------------------
Total:                100.00%   77.211    85.633       92.757    702.02   5.78      59.02%        26.01%   40.73%      100.00%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Documentation         % with S.2nd   Full Doc      IO%      DTI %    MI %
--------------------------------------------------------------------------
FULL/ALT                    57.15%     100.00%    82.62%    36.79%   4.85%
NO DOC                        4.24           0     79.71     36.07   18.09
STATED                       66.41           0      89.7     34.44    3.09
--------------------------------------------------------------------------
Total:                      57.80%      40.79%    86.04%    35.45%   4.97%
--------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Interest Only          % Bal.    WALTV    WACLTV   WA SS CLTV    WAFICO    WAC     Purch %   Invt Prop %    CA%     1st Lien %
-------------------------------------------------------------------------------------------------------------------------------
NO                     13.96%    75.96    80.549       91.443    696.52   5.68      55.49%        22.20%   28.21%      100.00%
YES                     86.04   77.414    86.458       92.868    702.91   5.79        59.6         26.63    42.76          100
-------------------------------------------------------------------------------------------------------------------------------
Total:                100.00%   77.211    85.633       92.757    702.02   5.78      59.02%        26.01%   40.73%      100.00%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Interest Only         % with S.2nd  Full Doc %     IO%      DTI %    MI %
--------------------------------------------------------------------------
NO                          32.48%      50.75%     0.00%    35.30%   8.10%
YES                          61.91       39.17       100     35.48    4.46
--------------------------------------------------------------------------
Total:                      57.80%      40.79%    86.04%    35.45%   4.97%
--------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
FICO                   % Bal.    WALTV    WACLTV   WA SS CLTV    WAFICO    WAC     Purch %   Invt Prop %    CA%     1st Lien %
-------------------------------------------------------------------------------------------------------------------------------
0-600                   0.01%       80        80            0         0      8     100.00%       100.00%    0.00%      100.00%
601-640                  5.36   76.952    83.566       90.063    631.03   5.74       33.43          5.09    50.17          100
641-680                 29.13    76.35     83.97       91.344    662.54   5.83       43.78         14.13     44.2          100
681-700                 18.19   77.709    86.281       93.222    689.49   5.78       62.62         25.32    39.59          100
700>=                   47.31   77.579    86.642        93.61    739.18   5.75       69.92         35.95    37.97          100
-------------------------------------------------------------------------------------------------------------------------------
Total                 100.00%   77.211    85.633       92.757    702.02   5.78      59.02%        26.01%   40.73%      100.00%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
FICO                  % with S.2nd  Full Doc %    IO %      DTI %    MI %
--------------------------------------------------------------------------
0-600                        0.00%     100.00%     0.00%     2.48%   0.00%
601-640                      50.89       75.94      75.4     37.96    6.44
641-680                      53.92       43.17     85.26     36.71     4.1
681-700                      57.77       32.41     87.91     35.51     5.5
700>=                           61       38.55     87.01     34.39    5.14
--------------------------------------------------------------------------
Total                       57.80%      40.79%    86.04%    35.45%   4.97%
--------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Lien Position          % Bal.    WALTV    WACLTV   WA SS CLTV    WAFICO    WAC     Purch %   Invt Prop %    CA%     1st Lien %
-------------------------------------------------------------------------------------------------------------------------------
1                     100.00%   77.211    85.633       92.757    702.02   5.78      59.02%        26.01%   40.73%      100.00%
-------------------------------------------------------------------------------------------------------------------------------
Total:                100.00%   77.211    85.633       92.757    702.02   5.78      59.02%        26.01%   40.73%      100.00%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
Lien Position         % with S.2nd  Full Doc %    IO %      DTI %    MI %
--------------------------------------------------------------------------
1                           57.80%      40.79%    86.04%    35.45%   4.97%
--------------------------------------------------------------------------
Total:                      57.80%      40.79%    86.04%    35.45%   4.97%
--------------------------------------------------------------------------

Age          CPR     CumDefaults
---          ---     -----------
   1          6.0     0.00%
   2         12.0     0.00%
   3         16.0     0.00%
   4         20.0     0.00%
   5         24.0     0.00%
   6         27.0     0.00%
   7         28.8     0.00%
   8         30.1     0.00%
   9         30.2     0.01%
  10         31.0     0.03%
  11         28.5     0.06%
  12         28.9     0.08%
  13         32.3     0.11%
  14         33.0     0.17%
  15         34.4     0.22%
  16         36.2     0.27%
  17         35.5     0.31%
  18         35.8     0.36%
  19         32.9     0.40%
  20         32.8     0.44%
  21         31.5     0.47%
  22         31.6     0.51%
  23         27.6     0.56%
  24         27.7     0.60%
  25         31.7     0.65%
  26         32.4     0.70%
  27         33.9     0.74%
  28         35.8     0.78%
  29         34.6     0.83%
  30         34.7     0.86%
  31         31.1     0.90%
  32         30.9     0.95%
  33         29.3     0.98%
  34         29.4     1.03%
  35         34.7     1.06%
  36         33.5     1.10%
  37         37.4     1.15%
  38         36.7     1.20%
  39         36.7     1.24%
  40         40.6     1.27%
  41         55.6     1.31%
  42         63.5     1.34%
  43         60.5     1.38%
  44         59.4     1.41%
  45         57.6     1.44%
  46         56.9     1.45%
  47         53.6     1.48%
  48         53.4     1.51%
  49         56.0     1.53%
  50         56.1     1.56%
  51         56.9     1.58%
  52         58.1     1.61%
  53         57.2     1.63%
  54         57.0     1.67%
  55         53.8     1.71%
  56         52.9     1.73%
  57         51.1     1.76%
  58         50.6     1.78%
  59         46.8     1.80%
  60         46.5     1.83%
  61         49.4     1.83%
  62         49.5     1.83%
  63         50.2     1.83%
  64         51.4     1.83%
  65         50.2     1.83%
  66         50.0     1.83%
  67         46.5     1.83%
  68         45.7     1.83%
  69         43.9     1.83%
  70         43.4     1.83%
  71         39.2     1.83%
  72         38.9     1.83%
  73         42.1     1.83%
  74         42.3     1.83%
  75         43.2     1.83%
  76         44.7     1.83%
  77         43.7     1.83%
  78         43.9     1.83%
  79         40.3     1.83%
  80         39.7     1.83%
  81         38.0     1.83%
  82         37.7     1.83%
  83         33.3     1.83%
  84         33.1     1.83%
  85         36.9     1.83%
  86         37.2     1.83%
  87         38.4     1.83%
  88         40.1     1.83%
  89         39.3     1.83%
  90         39.7     1.83%
  91         36.1     1.83%
  92         35.6     1.83%
  93         34.0     1.83%
  94         33.9     1.83%
  95         29.3     1.83%
  96         29.3     1.83%
  97         33.4     1.83%
  98         33.9     1.83%
  99         35.3     1.83%
 100         37.1     1.83%
 101         36.3     1.83%
 102         36.7     1.83%
 103         33.1     1.83%
 104         32.8     1.83%
 105         31.2     1.83%
 106         31.3     1.83%
 107         26.7     1.83%
 108         26.8     1.83%
 109         31.1     1.83%
 110         31.7     1.83%
 111         33.2     1.83%
 112         35.2     1.83%
 113         34.3     1.83%
 114         34.7     1.83%
 115         31.1     1.83%
 116         30.9     1.83%
 117         29.3     1.83%
 118         29.5     1.83%
 119         24.9     1.83%
 120         25.1     1.83%
 121         29.6     1.83%
 122         30.3     1.83%
 123         31.9     1.83%
 124         33.9     1.83%
 125         33.0     1.83%
 126         33.4     1.83%
 127         29.7     1.83%
 128         29.6     1.83%
 129         28.1     1.83%
 130         28.3     1.83%
 131         23.7     1.83%
 132         23.9     1.83%
 133         28.5     1.83%
 134         29.3     1.83%
 135         30.9     1.83%
 136         33.1     1.83%
 137         32.1     1.83%
 138         32.5     1.83%
 139         28.8     1.83%
 140         28.7     1.83%
 141         27.2     1.83%
 142         27.5     1.83%
 143         22.8     1.83%
 144         23.1     1.83%
 145         27.8     1.83%
 146         28.6     1.83%
 147         30.3     1.83%
 148         32.5     1.83%
 149         31.5     1.83%
 150         31.9     1.83%
 151         28.2     1.83%
 152         28.2     1.83%
 153         26.7     1.83%
 154         27.0     1.83%
 155         22.3     1.83%
 156         22.7     1.83%
 157         27.4     1.83%
 158         28.2     1.83%
 159         29.9     1.83%
 160         32.1     1.83%
 161         31.1     1.83%
 162         31.4     1.83%
 163         27.8     1.83%
 164         27.7     1.83%
 165         26.2     1.83%
 166         26.6     1.83%
 167         21.9     1.83%
 168         22.2     1.83%
 169         27.0     1.83%